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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4062

GAM Funds, Inc. (Exact name of registrant as specified in charter)

135 East 57th Street, New York, NY 10022 (Address of principal executive offices) (Zip code)

The Corporation Trust Inc., 300 E. Lombard St., Baltimore, MD 21202 (Name and address of agent for service)

Registrant's telephone number, including area code:	212-407-4600
Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT(S) TO STOCKHOLDERS.

GAM Funds, Inc.

ANNUAL REPORT FOR THE YEAR ENDED 31ST DECEMBER, 2004

GAM INTERNATIONAL FUND

GAM PACIFIC BASIN FUND

GAM EUROPE FUND

GAM AMERICAN FOCUS FUND

GAMERICA CAPITAL FUND

GAM GABELLI LONG/SHORT FUND

This report has been prepared for the information of shareholders of GAM Funds, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information.

GAM FUNDS, INC.

INVESTMENT ADVISERS:

GAM INTERNATIONAL MANAGEMENT LIMITED GAM USA INC. GAMCO INVESTORS, INC.

The GAM Group

The GAM group was founded in April 1983 by Gilbert de Botton. GAM’s corporate policy is to attempt to harness the top investment talent in the world, not only in-house but also outside the GAM organization, in order to provide above average, long-term growth. The GAM group currently has in excess of US$37 billion under management and employs a worldwide staff of over 700 people.

For US investors, GAM offers GAM Funds, Inc. (the “Company”) an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company consists of six open-end mutual funds – GAM International, GAM Pacific Basin, GAM Europe, GAM American Focus, GAMerica Capital and GAM Gabelli Long/Short Funds.

For additional information about the GAM Funds, please contact your financial consultant or call GAM at 1–800–426–4685 (toll-free).

CONTENTS

GAM International	3

GAM Pacific Basin	8

GAM Europe	13

GAM American Focus	18

GAMerica Capital	23

GAM Gabelli Long/Short	28

Financial Statements	34

Notes to Financial Statements	41

Report of Independent Registered Public
Accounting Firm	61

Additional Information	62

Supplemental Proxy Information	63

Directors’ Information	64

Officers’ Information	65

GAM International Fund

FUND MANAGEMENT

Sean Taylor is an Investment Director. He joined GAM in 2004 to manage global mandates. Prior to joining GAM, Mr Taylor was Head of Global Equity at SG Asset Management, where he was also Head of the Emerging Market Desk. Previously he was a fund manager at Capel-Cure Myers and before that he was at HSBC James Capel Investment Management. Until 1992 Mr Taylor served as an officer in the British Army having attended the Royal Military Academy, Sandhurst. He has an MBA from Manchester Business School.

The Fund’s investment objective is to seek long-term capital appreciation, generally through investment in equity securities issued by companies in countries other than the United States, including Canada, the United Kingdom, Continental Europe and the Pacific Basin. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

Investments in securities of foreign issuers involve additional risks and expenses including currency rate fluctuations, political and economic instability, foreign taxes and different accounting and reporting standards.

REPORT TO SHAREHOLDERS (UNAUDITED)

THE FACTS – CLASS A SHARES

		GAM
		International
		Class A (after		Average
	GAM	maximum	MSCI	1 Month
International		sales load of	EAFE	Deposit
	Class A	5.50%)	Index	Rate

31 December, 2004	US$ 19.59	US$ 20.73	1,515.48

	%	%	%	%

Quarter to December, 2004	15.53	9.17	15.36	0.50

Jan – December, 2004	17.68	11.21	20.70	1.36

AVERAGE ANNUAL TOTAL RETURNS:

5 years to December, 2004	(5.26)	(6.32)	(0.80)	2.95

10 years to December, 2004	4.82	4.23	5.94	4.26

15 years to December, 2004	7.25	6.84	4.55	4.57

Since inception	12.84	12.52	11.80	5.42

Performance is calculated on a total return basis. Class A inception was on 2nd January, 1985, Class B on 26th May, 1998, and Class C on 19th May, 1998. Past performance is not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

G A M    I N T E R N A T I O N A L  F U N D  /   F U N D  M A N A G E M E N T

GAM International Fund

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in Class A and a comparable index. The performance of Class A is shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sources used are the net asset value of the Fund which is computed daily, The Financial Times and Morgan Stanley Capital International.

The MSCI Europe, Australasia and Far East Index is a market value weighted, unmanaged index of the weighted share prices of some 1,093 companies listed on the stock exchanges of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges of the above 20 countries. The percentage change in the value of the index includes dividends reinvested.

AVERAGE ANNUAL TOTAL RETURN – CLASS A

ANNUAL PERFORMANCE – CLASS A

		GAM
		International
		Class A
	GAM	(after maximum	MSCI
	International	sales load	EAFE
	Class A	of 5.50%)	Index
Year	%	%	%

2000	(22.74)	(26.99)	(13.96)

2001	(24.53)	(28.68)	(21.21)

2002	(15.35)	(20.01)	(15.66)

2003	31.44	24.21	39.17

2004	17.68	11.21	20.70

G A M    I N T E R N A T I O N A L  F U N D  /   R E P O R T   T O   S H A R E H O L D E R S

THE FACTS – CLASS B SHARES

		GAM
		International		Average
	GAM	Class B	MSCI	1 Month
International		(with deferred	EAFE	Deposit
	Class B	sales charge)	Index	Rate

31 December, 2004	US$ 19.42		1,515.48

	%	%	%	%

Quarter to December, 2004	15.34	10.34	15.36	0.50

Jan – December, 2004	16.94	11.94	20.70	1.36

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2004	8.61	7.76	12.31	1.41

5 years to December, 2004	(5.90)	(6.21)	(0.80)	2.95

Since inception*	(4.98)	(4.98)	3.38	3.54

THE FACTS – CLASS C SHARES

		GAM
		International		Average
	GAM	Class C	MSCI	1 Month
International		(with deferred	EAFE	Deposit
	Class C	sales charge)	Index	Rate

31 December, 2004	US$ 19.62		1,515.48

	%	%	%	%

Quarter to December, 2004	15.63	14.63	15.36	0.50

Jan – December, 2004	17.08	16.08	20.70	1.36

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2004	8.59	8.59	12.31	1.41

5 years to December, 2004	(5.92)	(5.92)	(0.80)	2.95

Since inception*	(4.65)	(4.65)	3.76	3.54

* Inception was on 26th May, 1998 for Class B shares and 19th May, 1998 for Class C shares.

EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT

As a shareholder of the Fund, you can incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1st July, 2004 to 31st December, 2004.

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period.

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples of other funds in this report or elsewhere. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. If these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period*
		1st July, 2004	31st Dec, 2004	7/1/04-12/31/04

Class A	Actual	$1,000.00	$1,160.70	$11.62

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,014.38	10.84

Class B	Actual	$1,000.00	$1,156.80	$15.29

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,010.96	14.25

Class C	Actual	$1,000.00	$1,159.10	$14.82

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,011.41	13.80

*	Expenses are equal to the Fund’s annualized expense ratio of 2.14%, 2.82% and 2.73% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

THE COMMENT

The Fund’s Class A NAV had a strong year returning 17.68% in USD. The Fund was helped by strong international markets with the MSCI EAFE price index returning 17.59% and the MSCI EAFE total return index returning 20.70% .

During this period most asset classes globally produced positive returns as the Federal reserve held Fed funds at a low nominal and negative real level. In currency terms the US dollar was weak against most other currencies. International stocks outperformed their US counterparts, mainly due to currency. On a regional basis, Europe was the outperformer after a strong 4th quarter rally, helped by a strong Euro, brought the return for the year above 20%.The Pacific region also produced nearly 20% returns with Australia and Hong Kong and Singapore the outperformers and Japan the laggard. The Emerging Markets also had a strong year.

In terms of attribution the Fund was in line with the price index, but lagged the total return index. The equity proportion of the Fund outperformed but performance was detracted from the small cash holding, necessary for liquidity, and fees. According to Morningstar the Fund’s performance during the period was above the average International fund. By June the changes of the new manager had been implemented. The most significant change was to reduce the number of holdings to around 90. In the sixth month period to Dec 04 the Fund’s Class A NAV produced a return of 16.07% versus the MSCI EAFE price index of 14.12% and total return index of 15.10% . The equity portion of the Fund, excluding cash asset allocation, produced a flat contribution whereas stock selection contributed positively. In asset allocation Emerging Markets contributed positively, whereas underweights in Europe and Australia detracted from performance. Stock selection in both Europe and the Pacific were positive contributors. In particular stock selection was strong in Italy, Japan, Singapore and the United Kingdom.

Over the year the best contributors to performance on a stock level were Promina in Australia, AU Optronics Corp in Taiwan, Hyflux in Singapore, Hong Kong Land in Hong Kong, and Aiful in Japan. The main detractors of performance were Jafco, Ricoh and Sanyo in Japan, Rio Tinto in Australia, and Infineon in Germany.

The outlook for 2005 is less clear as the potential for US rates rises increases. On the one hand global growth looks to be robust, even if it is slowing from 2004. On the other hand valuations of international stocks are still relatively attractive.

G A M    I N T E R N A T I O N A L  F U N D  /   R E P O R T   T O   S H A R E H O L D E R S

GAM International Fund

STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 2004

		MARKET
		VALUE
HOLDINGS	DESCRIPTION	US$

EQUITIES – 98.1%
	AUSTRALIA – 1.9%
188,500	AWB	669,587
420,000	Promina Group	1,770,628

		2,440,215

	BELGIUM – 1.0%
38,200	AGFA Gevaert	1,290,810

		1,290,810

	DENMARK – 0.4%
*30,000	Genmab	545,961

		545,961

	FINLAND – 0.7%
59,370	Nokia Oyj	933,959

		933,959

	FRANCE – 8.2%
18,277	BNP Paribas	1,318,823
34,100	Bouygues	1,569,596
39,137	Sanofi–Aventis	3,115,440
*13,250	Societe des Autoroutes Paris-Rhin-Rhone	797,337
16,018	Total S.A.	3,484,807

		10,286,003

	GERMANY – 7.9%
21,400	BASF	1,535,480
41,718	Bayerische Motoren Werke	1,875,064
60,000	Deutsche Post	1,372,753
*70,000	Infineon Technologies	756,233
30,200	RWE	1,664,010
32,300	Siemens	2,727,736

		9,931,276

	HONG KONG – 6.1%
914,000	Anhui Conch Cement	993,638
2,884,000	Denway Motors	1,029,636
70,800	Hang Seng Bank	983,745
243,000	Henderson Land Development	1,266,154
633,000	Hong Kong Land Holdings	1,677,450
81,000	Sun Hung Kai Properties	810,234
85,000	Swire Pacific A	710,817
1,280,000	Yantai North Andre Juice	167,971

		7,639,645

	ITALY – 1.0%
230,000	Unicredito Italiano	1,317,112

		1,317,112

	JAPAN – 23.3%
35,700	Canon	1,922,121
36,100	Daito Trust Construction	1,711,683
19,100	Fanuc	1,245,935
14,200	FAST RETAILING	1,078,376
237,000	Mitsubishi Corporation	3,055,087
230,000	Mitsubishi Estate	2,687,178
149,000	Mitsui & Company	1,333,181
34,900	Murata Manufacturing	1,947,006
92,000	Nomura Holdings	1,338,214
620,000	Resona Holdings	1,255,574
80,000	RICOH	1,539,870
12,800	Rohm	1,321,001
31,600	Shin-Etsu Chemical	1,292,182
38,300	Sony	1,476,662
233,000	Sumitomo Corporation	2,005,374
183	Sumitomo Mitsui Financial Group	1,327,378
11,000	Toei Animation	460,520
60,000	Toppan Printing	664,200
*282	UFJ	1,705,014

		29,366,556

	KOREA, REPUBLIC OF – 3.6%
*122,600	Daewoo Heavy Industry & Machinery	947,450
21,040	Hyundai Motor	1,128,014
6,700	Samsung Electronics GDS (1/2 Voting)	1,467,300
45,400	Webzen	1,019,658

		4,562,422

	NETHERLANDS – 5.4%
31,961	Fortis Group	881,386
102,278	Royal Dutch Petroleum	5,863,949

		6,745,335

	NORWAY – 1.1%
40,400	Orkla	1,322,955

		1,322,955

	POLAND – 1.2%
*162,000	Powszechna Kasa Oszczednosci	1,501,200

		1,501,200

	RUSSIAN FEDERATION – 1.1%
*11,136	Lukoil Oil Sponsored ADR	1,358,904

		1,358,904

	SINGAPORE – 3.7%
88,000	DBS Group	867,925
842,000	Hyflux	1,531,941
865,000	Singapore Exchange	948,511
318,750	Singapore Press Holdings	898,217
*550,000	Suntec REIT	373,989

		4,620,583

	SPAIN – 2.3%
84,400	Banco Bilbao Vizcaya Argentaria	1,491,102
73,879	Telefonica	1,386,241

		2,877,343

	SWITZERLAND – 2.5%
4,800	Nestle (Registered)	1,251,479
18,600	Novartis (Registered)	934,034
8,500	Roche Holding Genussscheine	975,111

		3,160,624

	TAIWAN – 1.9%
881,922	Taishin Financial Holdings	826,715
570,433	Taiwan Semiconductor Manufacturing	906,161
76,000	Taiwan Semiconductor
	Manufacturing (ADR)	645,240

		2,378,116

	THAILAND – 1.8%
3,529,000	Land & House	1,026,453
*944,100	Siam Commercial Bank	1,178,606

		2,205,059

G A M    I N T E R N A T I O N A L  F U N D  /   S T A T E M E N T   O F   I N V E S T M E N T S

		MARKET
		VALUE
HOLDINGS	DESCRIPTION	US$

	UNITED KINGDOM – 20.3%
59,418	Antofagasta	1,276,235
118,136	Aviva	1,421,506
168,600	BHP Billiton	1,972,196
309,750	BP	3,014,962
708,700	BT Group	2,756,546
94,617	Gallaher Group	1,434,918
182,200	HSBC Holdings	3,068,627
295,000	Lloyds TSB Group	2,673,560
155,279	National Grid Transco	1,475,711
1,678,090	Royal & Sun Alliance Insurance	2,491,861
174,272	Scottish Power	1,346,508
130,000	Shire Pharmaceuticals Group	1,362,503
460,000	Vodafone Group	1,244,953

		25,540,086

	UNITED STATES – 2.7%
56,100	Banco Latinoamericano de Exportaciones	1,118,634
9,400	Mobile Telesystems ADR	1,301,994
26,600	State Bank of India Reg S	970,900

		3,391,528

Total Equities (Cost $102,706,654)		123,415,692

TIME DEPOSITS – 1.4%
	UNITED KINGDOM – 1.4%
1,744,797	Bank of America (London)
	1.60%, 2005-01-03	1,744,797

Total Time Deposits (Cost $1,744,797)		1,744,797

Total Investments (Cost $104,451,451) – 99.5%		125,160,489
Other Assets Less Liabilities – 0.5%		637,542

Total Net Assets – 100.0%		125,798,031

* Non-income producing security. Glossary: ADR – American Depositary Receipt REIT – Real Estate Investment Trust See notes to financial statements.

GEOGRAPHIC ANALYSIS AS AT 31ST DECEMBER, 2004 (UNAUDITED)

INVESTMENT ANALYSIS AS AT 31ST DECEMBER, 2004 (UNAUDITED)

G A M    I N T E R N A T I O N A L  F U N D  /   S T A T E M E N T   O F   I N V E S T M E N T S

GAM Pacific Basin Fund

FUND MANAGEMENT

Lesley Kaye is the Investment Director responsible for GAM's Japan funds and co-manager of GAM's Pacific funds with Michael Lai. She joined GAM in May 2001, prior to which she was a Japanese equity broker for 13 years at ING Barings (formerly Baring Securities). Ms Kaye started her career with Nikko Securities and also spent two years on the Japan desk of Hoare Govett. She holds a BA in Languages from Bristol University. Ms Kaye is based in London.

Michael Lai is the Investment Director responsible for GAM's Asian funds and co-manager of GAM's Pacific funds with Lesley Kaye. Before joining GAM in 1998, he was Senior Vice President at Trust Company of the West (Asia) responsible for Asian portfolios. Prior to this, he was an investment manager at BZW Investment Management (HK). Mr Lai holds an MSc in Econometrics from the London School of Economics and is a CFA charterholder. He is based in Hong Kong.

The Fund’s investment objective is to seek long-term capital appreciation, generally through investment in equity securities issued by companies with principal offices in the Pacific Basin, including Japan, Hong Kong, Singapore, Malaysia, Indonesia, the Philippines, Korea, Taiwan, India, Australia and New Zealand. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be invested substantially in debt securities of Pacific Basin companies and their governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

Investments in securities of foreign issuers involve additional risks and expenses including currency rate fluctuations, political and economic instability, foreign taxes and different accounting and reporting standards.

REPORT TO SHAREHOLDERS (UNAUDITED)

THE FACTS – CLASS A SHARES

		GAM
		Pacific Basin
		Class A (after		Average
	GAM	maximum	MSCI	1 Month
Pacific Basin		sales load	Pacific	Deposit
	Class A	of 5.50%)	Index	Rate

31 December, 2004	US$ 10.79	US$ 11.42	1,935.13

	%	%	%	%

Quarter to December, 2004	12.61	6.42	14.03	0.50

Jan – December, 2004	21.09	14.43	19.30	1.36

AVERAGE ANNUAL TOTAL RETURNS:

5 years to December, 2004	(2.09)	(3.19)	(3.45)	2.95

10 years to December, 2004	0.97	0.40	(0.42)	4.26

15 years to December, 2004	4.42	4.03	(0.82)	4.57

Since inception	5.98	5.64	0.56	5.14

Performance is calculated on a total return basis. Class A inception was on 6th May, 1987, Class B on 26th May, 1998, and Class C on 1st June, 1998. Past performance is not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

G A M    P A C I F I C   B A S I N   F U N D  /   F U N D   M A N A G E M E N T

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in Class A and a comparable index. The performance of Class A is shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sources used are the net asset value of the Fund which is computed daily, The Financial Times and Morgan Stanley Capital International.

The MSCI Pacific Index is an arithmetical average weighted by market value of the performance of some 410 securities listed on the stock exchanges of Australia, Hong Kong, New Zealand, Singapore/Malaysia and Japan. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges of the above 5 countries. The percentage change in the value of the index includes dividends reinvested.

AVERAGE ANNUAL TOTAL RETURN – CLASS A

ANNUAL PERFORMANCE – CLASS A

		GAM
		Pacific Basin
		Class A
	GAM	(after maximum	MSCI
	Pacific Basin	sales load	Pacific
	Class A	of 5.50%)	Index
Year	%	%	%

2000	(23.21)	(27.44)	(25.64)

2001	(17.45)	(21.99)	(25.22)

2002	(12.41)	(17.22)	(9.01)

2003	33.83	26.47	38.98

2004	21.09	14.43	19.30

G A M    P A C I F I C   B A S I N   F U N D  /   R E P O R T   T O   S H A R E H O L D E R S

GAM Pacific Basin Fund

THE FACTS – CLASS B SHARES

		GAM
		Pacific Basin		Average
	GAM	Class B	MSCI	1 Month
Pacific Basin		(with deferred	Pacific	Deposit
	Class B	sales charge)	Index	Rate

31 December, 2004	US$ 10.97		1,935.13

	%	%	%	%

Quarter to December, 2004	12.30	7.30	14.03	0.50

Jan – December, 2004	19.85	14.85	19.30	1.36

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2004	10.86	10.04	14.69	1.41

5 years to December, 2004	(3.22)	(3.56)	(3.45)	2.95

Since inception*	5.46	5.46	5.35	3.54

THE FACTS – CLASS C SHARES

		GAM
		Pacific Basin		Average
	GAM	Class C	MSCI	1 Month
Pacific Basin		(with deferred	Pacific	Deposit
	Class C	sales charge)	Index	Rate

31 December, 2004	US$ 8.98		1,935.13

	%	%	%	%

Quarter to December, 2004	12.53	11.53	14.03	0.50

Jan – December, 2004	20.04	19.04	19.30	1.36

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2004	9.32	9.32	14.69	1.41

5 years to December, 2004	(4.54)	(4.54)	(3.45)	2.95

Since inception*	3.36	3.36	6.21	3.53

* Inception was on 26th May, 1998 for Class B shares and 1st June, 1998 for Class C shares.

EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT

As a shareholder of the Fund, you can incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1st July, 2004 to 31st December, 2004. The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period.

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples of other funds in this report or elsewhere.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. If these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period*
		1st July 2004	31st Dec 2004	7/1/04-12/31/04

Class A	Actual	$1,000.00	$1,162.00	$13.64

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,012.52	12.70

Class B	Actual	$1,000.00	$1,155.90	$18.48

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,007.99	17.21

Class C	Actual	$1,000.00	$1,157.20	$16.92

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,009.45	15.76

*	Expenses are equal to the Fund’s annualized expense ratio of 2.51%, 3.41% and 3.12% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

THE COMMENT

The stock markets of the Pacific region posted a return of 19.30% (as measured by the MSCI Pacific index in USD) for the twelve months ended 31st December, 2004.

Japan, which is the largest component of the benchmark at 73.70%, achieved a return of 15.95% for the year, as measured by the MSCI Japan index in US dollar terms. The Fund has continued to underweight Japan throughout the year and its allocation was 49.10% at year-end. There were good performances from the consumer finance and general financial area and in particular, stocks such as Aiful, Credit Saison, JAFCO and Orix. The Japanese market was weaker towards the end of the year, as a result of a continuation of poor economic data releases compounded by the worst typhoon season on record in October followed by the worst earthquake since Kobe in November. However, we are happy with the view that this is a mid-cycle lull. Japan’s cycle is no longer dysfunctional. Domestic sectors were the best performers due to the weakness in the dollar, which at one point caused the yen to spike to 102. In spite of this, corporate earnings were exceptionally good and, for the first time in over 20 years, the market is underpinned by cheap valuations. We used the weakness to add to existing holdings.

Of the other regional markets, Australia was the top performer, up 31.95% for the year, as measured by the MSCI Australia index in US dollar term. The portfolio’s weighting to that market was 11.50% at year-end which is underweight that of the MSCI Pacific index. We continue to hold long-term positions in stocks such as AWB (Australia Wheat Board) and St George Bank and added BHP Billiton later in the year. BHP and Rio Tinto, another of the Fund’s holdings, are benefiting greatly from rising commodity prices.

Hong Kong and Singapore also performed well, with the Hang Seng Index in US dollar terms up 16.80% and the Straits Times Index in US dollar terms up 21.82% . Property is a key theme for the Fund’s Hong Kong exposure. We believe improved consumer confidence and a weaker US dollar may serve to inflate Hong Kong dollar asset prices because of Hong Kong’s currency peg to the US dollar. Recent transactions in the property market suggest that high prices are sustainable, which augurs well for the economy as a whole.

The Fund’s holdings in Singapore are dominated by property, energy and quasi-monopoly-type companies and there are signs that loan growth and the economy in general are improving.

In China, although the economy appears to be in a reasonable shape and consumption may continue to grow, any slowdown in growth may impact cyclical companies. We have focused on stock-specific situations, which have been mostly consumer staples and services companies. We are also continuing to focus on energy via companies in China such as CNOOC, the state-owned oil company.

G A M    P A C I F I C   B A S I N   F U N D  /   R E P O R T   T O   S H A R E H O L D E R S

STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 2004

		MARKET
		VALUE
HOLDINGS	DESCRIPTION	US$

EQUITIES – 90.7%
	AUSTRALIA – 11.5%
169,754	AWB	602,998
22,000	BHP Billiton	263,471
22,740	National Australia Bank	511,645
159,872	Promina Group	673,985
21,935	Rio Tinto	669,916
14,000	St. George Bank	275,977

		2,997,992

	CHINA – 4.7%
1,376,000	China Petroleum & Chemical	562,066
1,209,500	CNOOC	649,662

		1,211,728

	HONG KONG – 15.7%
48,000	Cheung Kong Holdings	480,139
31,200	Hang Seng Bank	433,514
239,321	Hong Kong & China Gas	495,715
248,000	Hong Kong Land Holdings	657,200
34,185	HSBC Holdings	584,942
197,970	Kerry Properties	422,798
51,000	Sun Hung Kai Properties	510,148
60,000	Swire Pacific A	501,753

		4,086,209

	JAPAN – 49.1%
4,450	Aiful	488,283
24,000	Asahi Glass	264,044
10,500	Canon	565,330
10,900	Daito Trust Construction	516,824
7,000	Fanuc	456,625
6,700	Fuji Photo Film	243,968
27,300	Hitachi Construction Machinery	374,508
4,700	Honda Motor	242,985
8,900	Ito-Yokado	372,602
5,800	JAFCO	393,029
89,900	Mitsubishi Corporation	1,158,871
54,000	Mitsubishi Estate	630,903
64	Mitsubishi Tokyo Financial Group	648,038
45,000	Mitsui Trust Holdings	448,642
56	Mizuho Financial Group	281,336
56	Nippon Telegraph and Telephone	250,803
213	NTT DoCoMo	391,948
4,200	ORIX	569,214
35,000	RICOH	673,693
70,000	Sekisui Chemical	510,466
74,000	Shinsei Bank	502,892
89,000	Sumitomo Corporation	766,001
71	Sumitomo Mitsui Financial Group	514,994
9,000	Takeda Pharmaceutical	452,147
49,000	TonenGeneral Sekiyu KK	445,108
15,100	Toyota Motor	613,056

		12,776,310

	SINGAPORE – 9.7%
252,000	Capitaland	328,816
31,351	DBS Group	309,208
74,500	Jardine Strategic Holdings	610,900
48,000	Keppel	252,879
372,000	Singapore Exchange	407,915
86,000	Singapore Press Holdings	242,343
43,825	United Overseas Bank	370,488

		2,522,549

Total Equities (Cost $19,834,764)		23,594,788

MUTUAL FUND – 1.0%
	TAIWAN – 1.0%
19,000	Taiwan Fund	251,750

Total Mutual Fund (Cost $400,701)		251,750

TIME DEPOSITS – 2.3%
	NASSAU – 2.3%
604,151	Wells Fargo
	1.60%, 2005-01-03	604,151

Total Time Deposits (Cost $604,151)		604,151

Total Investments (Cost $20,839,616) – 94.0%		24,450,689
Other Assets Less Liabilities – 6.0%		1,563,363

Total Net Assets – 100.0%		26,014,052

See notes to financial statements.

G A M    P A C I F I C   B A S I N   F U N D  /   S T A T E M E N T   O F   I N V E S T M E N T S

GAM Pacific Basin Fund

GEOGRAPHIC ANALYSIS AS AT 31ST DECEMBER, 2004 (UNAUDITED)

INVESTMENT ANALYSIS AS AT 31ST DECEMBER, 2004 (UNAUDITED)

G A M    P A C I F I C   B A S I N   F U N D  /   S T A T E M E N T   O F   I N V E S T M E N T S

GAM Europe Fund

FUND MANAGEMENT

John Bennett is the Investment Director responsible for Europe-an markets. Mr Bennett heads a team of four European equity specialists, running long only and long/short strategies. Prior to joining GAM in 1993, he was a Senior Fund Manager at Ivory & Sime responsible for Continental European equity portfolios. He qualified in 1986 as a Member of the Chartered Institute of Bankers in Scotland.

The Fund’s investment objective is to seek long-term capital appreciation, generally through investment in equity securities issued by companies in Europe. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

Investments in securities of foreign issuers involve additional risks and expenses including currency rate fluctuations, political and economic instability, foreign taxes and different accounting and reporting standards.

REPORT TO SHAREHOLDERS (UNAUDITED)

THE FACTS – CLASS A SHARES

		GAM
		Europe
		Class A (after		Average
	GAM	maximum	MSCI	1 Month
	Europe	sales load	Europe	Deposit
	Class A	of 5.50%)	Index	Rate

31 December, 2004	US$ 13.03	US$ 13.79	1,377.95

	%	%	%	%

Quarter to December, 2004	15.72	9.35	15.95	0.50

Jan – December, 2004	22.71	15.96	21.39	1.36

AVERAGE ANNUAL TOTAL RETURNS:

5 years to December, 2004	2.32	1.17	0.42	2.95

10 years to December, 2004	10.05	9.43	10.93	4.26

Since inception	6.17	5.77	9.60	4.57

Performance is calculated on a total return basis. Class A inception was on 1st January, 1990, Class B on 26th May, 1998 and Class C on 20th May, 1998. Past performance is not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

G A M    E U R O P E   F U N D  /   F U N D   M A N A G E M E N T

GAM Europe Fund

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in Class A and a comparable index. The performance of Class A is shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sources used are the net asset value of the Fund which is computed daily, The Financial Times and Morgan Stanley Capital International.

The MSCI Europe Index is a market value weighted, unmanaged index of the weighted share prices of companies listed on the stock exchanges of Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges of the above 15 countries. The percentage change in the value of the index includes dividends reinvested.

AVERAGE ANNUAL TOTAL RETURN – CLASS A

ANNUAL PERFORMANCE – CLASS A

		GAM
		Europe
		Class A (after
	GAM	maximum	MSCI
	Europe	sales load	Europe
	Class A	of 5.50%)	Index
Year	%	%	%

2000	4.61	(1.14)	(8.14)

2001	(21.29)	(25.62)	(19.64)

2002	(15.36)	(20.02)	(18.09)

2003	31.11	23.90	39.14

2004	22.71	15.96	21.39

G A M    E U R O P E   F U N D  /   R E P O R T   T O   S H A R E H O L D E R S

THE FACTS – CLASS B SHARES

		GAM
		Europe		Average
	GAM	Class B	MSCI	1 Month
	Europe	(with deferred	Europe	Deposit
	Class B	sales charge)	Index	Rate

31 December, 2004	US$ 12.42		1,377.95

	%	%	%	%

Quarter to December, 2004	15.53	10.53	15.95	0.50

Jan – December, 2004	21.76	16.76	21.39	1.36

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2004	9.73	8.89	11.43	1.41

5 years to December, 2004	1.36	0.99	0.42	2.95

Since inception*	1.52	1.52	2.66	3.54

THE FACTS – CLASS C SHARES

		GAM Europe		Average
	GAM	Class C	MSCI	1 Month
	Europe	(with deferred	Europe	Deposit
	Class C	sales charge)	Index	Rate

31 December, 2004	US$ 10.98		1,377.95

	%	%	%	%

Quarter to December, 2004	14.61	13.61	15.95	0.50

Jan – December, 2004	17.81	16.81	21.39	1.36

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2004	6.85	6.85	11.43	1.41

5 years to December, 2004	(0.56)	(0.56)	0.42	2.95

Since inception*	(0.04)	(0.04)	2.96	3.54

* Inception was on 26th May, 1998 for Class B shares and 20th May, 1998 for Class C shares.

EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT

As a shareholder of the Fund, you can incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1st July, 2004 to 31st December, 2004.

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period.

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples of other funds in this report or elsewhere.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. If these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period*
		1st July 2004	31st Dec 2004	7/1/04-12/31/04

Class A	Actual	$1,000.00	$1,185.80	$13.96

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,012.37	12.85

Class B	Actual	$1,000.00	1,181.70	$17.60

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,009.00	16.21

Class C	Actual	$1,000.00	$1,159.50	$34.80

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	992.91	32.11

*	Expenses are equal to the Fund’s annualized expense ratio of 2.54%, 3.21% and 6.41% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

THE COMMENT

The Fund’s Class A NAV rose by 22.71% during the year ended 31st December, 2004. This compares with a rise of 21.39% for the benchmark MSCI Europe index.

The Fund’s main sector overweight was in the oil industry. This was driven by our belief that Europe’s oil majors that represented good value at a time of supportive supply/demand conditions. The decision, together with strong performance by stocks such as Imerys and Vinci, contributed to the Fund’s outperformance.

Measured by indices, European equities spent a large part of the year doing very little, before sparking to life in the final 3-4 months. This latter move has been ascribed to factors such as a clear result in the US election as well as a respite from rising oil prices. Perhaps less widely discussed is the effect of liquidity, which seems to us to remain highly supportive.

While such macro influences inevitably hog the headlines in the money management business, providing as they do the quick route to the easy soundbite, Europe is undergoing changes which arguably have greater long-term meaning for the equity investor. The nettle of corporate restructuring is being grasped ever more firmly, often by the least likely converts. In this context, the Fund increased its weighting in Germany during the year as we identified a growing number of recovery candidates. In the financial sector, holdings such as Allianz, Commerzbank and Hypovereinsbank encapsulate this view. The Fund ended the year with 20% of its assets in German equities. We are encouraged to see a growing appetite for German assets among non-German investors, notably in the private equity world. This stands in stark contrast to the apathy of domestic investors, who have perhaps not come to terms with the bursting of the equity bubble in 2000.

At the sector level, our overweight position on oil was joined by the telecoms and insurance sectors, where we now employ substantial overweights. The telecoms sector—in which Telecom Italia Mobile performed well—is favoured for its cash flow and valuation while, in insurance, we perceive good value as well as an improving supply/demand situation. Oil, telecoms and insurance together comprise some 50% of the Fund’s assets.

G A M    E U R O P E   F U N D  /   R E P O R T   T O   S H A R E H O L D E R S

GAM Europe Fund

STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 2004

		MARKET
		VALUE
HOLDINGS	DESCRIPTION	US$

EQUITIES – 99.4%
	BELGIUM – 2.9%
14,475	AGFA Gevaert	489,123
*4,430	Belgacom	190,715
500	Fortis Group	13,775
3,970	UCB	201,010
1,240	Umicore	116,251
*1,780	Umicore-Strip VVPR	241

		1,011,115

	DENMARK – 1.2%
7,545	Den Danske Bank	230,336
4,000	TDC A/S	168,702

		399,038

	FRANCE – 14.9%
10,165	Bouygues	467,887
*5,780	Cap Gemini	184,356
*2,815	Compagnie Generale de Geophysique	193,406
8,580	Credit Agricole	257,866
11,600	France Telecom	382,551
23,765	Havas	135,127
5,790	Lagardere Groupe	416,224
*15,070	PagesJaunes	364,172
*26,300	SES Global (FDR)	341,807
*6,000	Societe des Autoroutes Paris-Rhin-Rhone	361,058
12,620	Suez	335,207
5,125	Total S.A.	1,114,973
10,535	Veolia Environnement	379,805
*5,815	Vivendi Universal	184,921

		5,119,360

	GERMANY – 19.0%
4,150	Allianz (Registered)	548,343
7,035	Bayer	237,528
*22,000	Bayerische Hypo-Vereinsbank	497,386
5,655	Bayerische Motoren Werke	254,171
4,265	Bilfinger Berger	174,662
*32,900	Commerzbank	675,227
5,745	Deutsche Bank	508,032
11,800	Deutsche Post	269,975
*8,015	Deutsche Postbank	352,648
*17,065	Deutsche Telekom (Registered)	384,658
4,130	E.ON	374,945
*2,580	Freenet	66,189
5,850	Fresenius	545,115
9,180	Hochtief	298,145
2,755	Metro	151,016
5,840	MobilCom	132,033
1,180	Muenchener Rueckversicherung
	(Registered)	144,492
3,620	Schering	269,591
2,920	Siemens	246,594
*12,150	Software (Registered)	391,478

		6,522,228

	ITALY – 9.2%
4,280	Assicurazioni Generali	144,683
17,800	Enel	174,226
35,920	ENI	895,737
21,000	RAS	473,072
32,000	Snam Rete Gas	185,416
164,580	Telecom Italia RNC	532,512
87,630	TIM	652,484
20,600	Unicredito Italiano	117,967

		3,176,097

	NETHERLANDS – 15.6%
4,255	Akzo Nobel	180,762
12,500	Fortis Group	344,711
*78,025	Getronics	177,459
6,570	IHC Caland	415,727
9,840	ING Groep	296,534
13,300	Koninklijke Wessanen	170,152
47,200	KPN	446,657
6,195	Philips	163,626
39,315	Royal Dutch Petroleum	2,254,064
14,550	Telegraaf Holdings	359,485
2,870	Unilever	191,667
5,500	Van Lanschot	358,892

		5,359,736

	NORWAY – 1.8%
2,270	Norsk Hydro	178,178
27,480	Statoil	429,587

		607,765

	SPAIN – 2.6%
10,370	Banco Bilbao Vizcaya Argentaria	183,208
10,500	Repsol YPF	272,358
22,800	Telefonica	427,812

		883,378

	SWEDEN – 1.8%
72,300	Skandia Forsakrings	358,957
20,635	Skanska AB	246,838

		605,795

	SWITZERLAND – 6.3%
7,590	Clariant	122,060
4,194	Credit Suisse Group (Registered)	175,692
*840	Leica Geosystems (Registered)	257,657
905	Nestle (Registered)	235,956
6,920	Novartis (Registered)	347,501
3,035	Roche Holding Genussscheine	348,172
*1,150	Swiss Life Holding	166,798
4,880	Swiss Reinsurance (Registered)	346,845
*1,020	Zurich Financial Services	169,486

		2,170,167

	UNITED KINGDOM – 24.1%
44,100	Aviva	530,646
18,640	BG Group	126,432
16,015	BHP Billiton	187,335
120,800	BP	1,175,811
344,800	BT Group	1,341,128
39,300	Compass Group	185,428
23,500	Daily Mail & General Trust A	334,102
176,000	Friends Provident	519,326
11,190	Gallaher Group	169,702
30,430	GlaxoSmithKline	712,492
*13,400	IP2IPO Group	167,787
250,000	Legal & General	526,914
18,970	Lloyds TSB Group	171,924
41,700	National Grid Transco	396,300
51,150	Prudential	443,967
117,000	Royal & Sun Alliance Insurance	173,738
51,120	Somerfield	154,024
37,000	Tate & Lyle	335,151
236,000	Vodafone Group	638,715

		8,290,922

Total Equities (Cost $27,529,310)		34,145,601

G A M    E U R O P E   F U N D  /  S T A T E M E N T   O F   I N V E S T M E N T S

		MARKET
		VALUE
HOLDINGS	DESCRIPTION	US$

PREFERRED SHARES – 0.8%
	GERMANY – 0.8%
450	Porsche Pfd	286,024

Total Preferred Shares (Cost $278,963)		286,024

Total Investments (Cost $27,808,273) – 100.2%		34,431,625
Liabilities in Excess of Other Assets – (0.2%)		(67,011)

Total Net Assets – 100.0%		34,364,614

* Non-income producing security.
See notes to financial statements.

GEOGRAPHIC ANALYSIS AS AT 31ST DECEMBER, 2004 (UNAUDITED)

INVESTMENT ANALYSIS AS AT 31ST DECEMBER, 2004 (UNAUDITED)

G A M    E U R O P E   F U N D  /  S T A T E M E N T   O F   I N V E S T M E N T S

GAM American Focus Fund

FUND MANAGEMENT

James Abate, an Investment Director based in New York, runs equity funds concentrated on the large-capitalisation segment of the US market. Prior to joining GAM, Mr Abate served as Managing Director and Portfolio Manager with responsibility for Credit Suisse Asset Management's US Select Equity portfolios and global sector funds. He holds a BS in Accounting from Fairleigh Dickinson University, an MBA in finance from St. John's University and is a Certified Public Accountant and Chartered Financial Analyst. Mr Abate is the co-author of the book Focus on Value as well as a contributing author to several other financial texts and is a member of the Editorial Board of The Journal of Portfolio Management.

The Fund’s investment objective is to seek long-term capital appreciation, generally through investment in equity securities of selected large and mid-capitalization North American companies. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

REPORT TO SHAREHOLDERS (UNAUDITED)

THE FACTS – CLASS A SHARES

		GAM
		American Focus
		Class A (after		Average
	GAM	maximum	S&P	1 Month
American Focus		sales load	Comp	Deposit
	Class A	of 5.50%)	Index	Rate

31 December, 2004	US$ 14.65	US$ 15.50	1,211.92

	%	%	%	%

Quarter to December, 2004	7.09	1.20	9.22	0.50

Jan – December, 2004	1.48	(4.10)	10.90	1.36

AVERAGE ANNUAL TOTAL RETURNS:

5 years to December, 2004	(1.87)	(2.97)	(2.31)	2.95

10 years to December, 2004	10.47	9.85	12.06	4.26

Since inception	9.18	8.77	10.93	4.57

Performance is calculated on a total return basis. Class A inception was on 1st January, 1990, Class B on 26th May, 1998 and Class C on 7th July, 1998. Past performance is not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

G A M    A M E R I C A N   F O C U S   F U N D  /   F U N D   M A N A G E M E N T

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in Class A and a comparable index. The performance of Class A is shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sources used are the net asset value of the Fund which is computed daily, The Financial Times and Datastream.

The Standard and Poor’s Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The percentage change in the value of the index includes dividends reinvested.

AVERAGE ANNUAL TOTAL RETURN – CLASS A

ANNUAL PERFORMANCE – CLASS A

		GAM
		American Focus
		Class A (after	Standard
	GAM	maximum	& Poor’s
	American Focus	sales load	Composite
	Class A	of 5.50%)	Index
Year	%	%	%

2000	(1.46)	(6.88)	(9.10)

2001	(5.94)	(11.11)	(11.89)

2002	(22.10)	(26.38)	(22.12)

2003	24.19	17.36	28.64

2004	1.48	(4.10)	10.90

G A M    A M E R I C A N   F O C U S  F U N D  /   R E P O R T   T O   S H A R E H O L D E R S

GAM American Focus Fund

THE FACTS – CLASS B SHARES

		GAM
		American Focus		Average
	GAM	Class B	S&P	1 Month
American Focus		(with deferred	Comp	Deposit
	Class B	sales charge)	Index	Rate

31 December, 2004	US$ 14.00		1,211.92

	%	%	%	%

Quarter to December, 2004	6.79	1.79	9.22	0.50

Jan – December, 2004	0.72	(4.28)	10.90	1.36

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2004	(1.50)	(2.50)	3.57	1.41

5 years to December, 2004	(2.72)	(3.06)	(2.31)	2.95

Since inception*	0.45	0.45	3.07	3.54

THE FACTS – CLASS C SHARES

		GAM
		American Focus		Average
	GAM	Class C	S&P	1 Month
American Focus		(with deferred	Comp	Deposit
	Class C	sales charge)	Index	Rate

31 December, 2004	US$ 13.47		1,211.92

	%	%	%	%

Quarter to December, 2004	5.98	4.98	9.22	0.50

Jan – December, 2004	(0.59)	(1.58)	10.90	1.36

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2004	(2.06)	(2.06)	3.57	1.41

5 years to December, 2004	(3.12)	(3.12)	(2.31)	2.95

Since inception*	(1.14)	(1.14)	2.25	3.50

* Inception was on 26th May, 1998 for Class B shares and 7th July, 1998 for Class C shares.

EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT

As a shareholder of the Fund, you can incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1st July, 2004 to 31st December, 2004.

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period.

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples of other funds in this report or elsewhere.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. If these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period*
		1st July 2004	31st Dec 2004	7/1/04-12/31/04

Class A	Actual	$1,000.00	$985.40	$8.88

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,016.19	9.02

Class B	Actual	$1,000.00	$981.10	$12.55

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,012.47	12.75

Class C	Actual	$1,000.00	$971.20	$17.89

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,006.99	18.21

*	Expenses are equal to the Fund’s annualized expense ratio of 1.78%, 2.52% and 3.61% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

THE COMMENT

The year 2004 witnessed continued strength in the US stock market and tangible assets, in general. In terms of market-based indicators, physical commodities and commodity-related equities reached multi-year highs during the year as the dollar fell sharply and reflationary stimulus continued in the US. Given the continued reflation, there was a strong investor preference for companies with a high concentration in physical assets. Consistent with this backdrop, the top performing S&P sectors were energy, utilities, telecommunications and industrials. Meanwhile, stable growth stocks such as consumer staples and health care as well as technology that historically have high intangible or excess return generating assets and that demonstrated real growth – units as opposed to nominal or price-driven growth – under performed the S&P 500 Composite Index.

The Fund under performed the S&P 500 Composite Index for the year mainly due to our bias away from the better performing sectors and over-weightings in health care and information technology stocks. Despite the sector impact, stocks that positively contributed to performance included telecommunications company Sprint PCS Corp., biotechnology company Biogen Idec and defense contractor Raytheon Corp. The largest detractors from relative performance included pharmaceutical companies Merck and Pfizer as safety issues arose concerning COX-2 drugs, as well as consumer staple company Coca-Cola.

Despite the rise in areas of the stock market that have benefited from reflation due to continued stimulus, we believe there is overwhelming evidence of increasing inflation pressures that should result in the Federal Reserve continuing its tightening cycle for longer than the market currently anticipates. Clearly, holding a higher real interest rate view since mid-year and positioning the Fund away from stocks within industries that benefit from the existing macro backdrop hurt performance. Further supporting our bias from a bottoms-up perspective, we see risks from emerging poor capital discipline in many of these reflation driven sectors, driven by belief by many of the companies in the persistence of peak returns on capital for longer than seems to be justified according to historical evidence. Rather than shift our portfolio to reflect the sectoral momentum in the market at this point, we remain steadfast in our strategy of protecting the portfolio against the risks associated with an expected change in Federal Reserve actions based upon the current market-based evidence of inflation including a falling dollar and low real interest rates. Despite our concerns, we continue to see opportunities from a stock picking standpoint and remain cautiously bullish on equities in general. Attributes in stocks that we find opportunistic from both a fundamental and valuation perspective are market share leadership, size, dividend yield and historically less sensitivity to interest rate changes. We are finding good companies with very attractive valuations in the health care, staples and technology sectors.

G A M    A M E R I C A N   F O C U S  F U N D  /   R E P O R T   T O   S H A R E H O L D E R S

STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 2004

		MARKET
		VALUE
HOLDINGS	DESCRIPTION	US$

EQUITIES – 98.8%
	CAPITAL GOODS – 4.3%
13,000	Northrop Grumman	706,680
17,600	Raytheon	683,408
9,300	United Technologies	961,155

		2,351,243

	COMMERICIAL SERVICES &
	SUPPLIES – 1.1%
15,400	Deluxe	574,882

		574,882

	CONSUMER DURABLES &
	APPAREL – 1.6%
27,800	Tiffany & Company	888,766

		888,766

	DIVERSIFIED FINANCIALS – 4.0%
23,800	Citigroup	1,146,684
20,900	State Street	1,026,608

		2,173,292

	ENERGY – 5.4%
11,000	BP ADR	642,400
*26,900	Oil Service Holders Trust	2,288,383

		2,930,783

	FOOD & STAPLES RETAILING – 2.1%
29,200	Sysco	1,114,564

		1,114,564

	FOOD, BEVERAGE & TOBACCO – 15.2%
18,700	Altria Group	1,142,570
21,000	Anheuser-Busch Companies	1,065,330
17,600	Campbell Soup	526,064
55,800	Coca-Cola	2,322,954
18,600	General Mills	924,606
24,500	PepsiCo	1,278,900
14,800	Wm Wrigley Jr.	1,024,012

		8,284,436

	HEALTH CARE EQUIPMENT &
	SERVICES – 1.9%
20,700	Medtronic	1,028,169

		1,028,169

	HOTELS, RESTAURANTS &
	LEISURE – 1.3%
22,800	McDonald’s	730,968

		730,968

	HOUSEHOLD & PERSONAL
	PRODUCTS – 2.5%
26,600	Colgate-Palmolive	1,360,856

		1,360,856

	INSURANCE – 3.3%
12,300	American International Group	807,741
30,100	Marsh & McLennan	990,290

		1,798,031

	MATERIALS – 5.5%
22,300	Du Pont de Nemours	1,093,815
30,200	MeadWestvaco	1,023,478
12,700	Weyerhaeuser	853,694

		2,970,987

	MEDIA – 7.6%
40,900	Clear Channel Communications	1,369,741
24,200	Dow Jones & Company	1,042,052
18,000	Tribune	758,520
26,900	Viacom B	978,891

		4,149,204

	PHARMACEUTICALS &
	BIOTECHNOLOGY – 16.1%
48,900	Bristol-Myers Squibb	1,252,818
19,000	Eli Lilly	1,078,250
25,900	Johnson & Johnson	1,642,578
*1	Medco Health Solutions	42
44,000	Merck	1,414,160
85,000	Pfizer	2,285,650
25,800	Wyeth	1,098,822

		8,772,320

	RETAILING – 3.1%
31,600	Wal-Mart Stores	1,669,112

		1,669,112

	SEMICONDUCTORS &
	SEMICONDUCTOR
	EQUIPMENT – 12.9%
*63,100	Applied Materials	1,079,010
67,700	Intel	1,583,503
*12,600	KLA-Tencor	586,908
23,900	Linear Technology	926,364
*115,300	Micron Technology	1,423,955
*29,000	Novellus Systems	808,810
*36,000	Teradyne	614,520

		7,023,070

	SOFTWARE & SERVICES – 2.3%
*274,900	i2 Technologies	189,681
39,600	Microsoft	1,057,716

		1,247,397

	TECHNOLOGY HARDWARE &
	EQUIPMENT – 3.8%
*56,200	Cisco Systems	1,084,660
*67,800	EMC	1,008,186

		2,092,846

	TELECOMMUNICATION
	SERVICES – 4.8%
*45,300	AT&T Comcast	1,507,584
*86,200	RF Micro Devices	589,608
13,200	Verizon Communications	534,732

		2,631,924

Total Equities (Cost $52,302,255)		53,792,850

TIME DEPOSITS – 3.5%
	GRAND CAYMAN – 3.5%
1,872,388	HSBC Bank
	1.60%, 2005-01-03	1,872,388

Total Time Deposits (Cost $1,872,388)		1,872,388

Total Investments (Cost $54,174,643) – 102.3%		55,665,238
Liabilities in Excess of Other Assets – (2.3%)		(1,229,464)

Total Net Assets – 100.0%		54,435,774

* Non-income producing security. Glossary: ADR – American Depositary Receipt See notes to financial statements.

G A M    A M E R I C A N   F O C U S  F U N D  /   S T A T E M E N T   O F   I N V E S T M E N T S

GAM American Focus Fund

GEOGRAPHIC ANALYSIS AS AT 31ST DECEMBER, 2004 (UNAUDITED)

INVESTMENT ANALYSIS AS AT 31ST DECEMBER, 2004 (UNAUDITED)

G A M    A M E R I C A N   F O C U S  F U N D  /   S T A T E M E N T   O F   I N V E S T M E N T S

GAMerica Capital Fund

FUND MANAGEMENT

Gordon Grender is an Investment Adviser to certain GAM US equity funds. He has been associated with GAM since 1983 and is a Director of GAM International Management Limited. Mr Grender has been actively involved in fund management in North American stock markets since 1974. Between 1964 and 1990, he was also associated with London stockbrokers, Kitcat & Aitken. He is based in London.

The Fund’s investment objective is to seek long-term capital appreciation, generally through investment in equity securities issued by companies in the United States. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

REPORT TO SHAREHOLDERS (UNAUDITED)

THE FACTS – CLASS A SHARES

		GAMerica
		Capital
		Class A (after		Average
	GAMerica	maximum	S&P	1 Month
	Capital	sales load	Comp	Deposit
	Class A	of 5.50%)	Index	Rate

31 December, 2004	US$ 23.75	US$ 25.13	1,211.92

	%	%	%	%

Quarter to December, 2004	12.47	6.29	9.22	0.50

Jan – December, 2004	0.10	(5.41)	10.90	1.36

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2004	3.58	1.65	3.57	1.41

5 years to December, 2004	2.93	1.77	(2.31)	2.95

Since inception	12.84	12.18	10.86	4.19

Performance is calculated on a total return basis. Class A inception was on 12th May, 1995, Class B and Class C on 26th May, 1998. Past performance is not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

G A M E R I C A   C A P I T A L   F U N D  /   F U N D   M A N A G E M E N T

GAMerica Capital Fund

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in Class A and a comparable index. The performance of Class A is shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sources used are the net asset value of the Fund which is computed daily, The Financial Times and Datastream.

The Standard and Poor’s Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The percentage change in the value of the index includes dividends reinvested.

AVERAGE ANNUAL TOTAL RETURN – CLASS A

ANNUAL PERFORMANCE – CLASS A

		GAMerica
		Capital
		Class A (after	Standard
	GAMerica	maximum	& Poor’s
	Capital	sales load	Composite
	Class A	of 5.50%)	Index
Year	%	%	%

2000	6.54	0.68	(9.10)

2001	(2.42)	(7.79)	(11.89)

2002	(18.64)	(23.12)	(22.12)

2003	36.47	28.96	28.64

2004	0.10	(5.41)	10.90

G A M E R I C A   C A P I T A L  F U N D  /   R E P O R T   T O   S H A R E H O L D E R S

THE FACTS – CLASS B SHARES

		GAMerica
		Capital		Average
	GAMerica	Class B (with	S&P	1 Month
	Capital	deferred	Comp	Deposit
	Class B	sales charge)	Index	Rate

31 December, 2004	US$ 23.04		1,211.92

	%	%	%	%

Quarter to December, 2004	12.31	7.31	9.22	0.50

Jan – December, 2004	(0.57)	(5.41)	10.90	1.36

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2004	2.87	1.91	3.57	1.41

5 years to December, 2004	2.24	1.87	(2.31)	2.95

Since inception*	6.33	6.33	3.07	3.54

THE FACTS – CLASS C SHARES

		GAMerica
		Capital		Average
	GAMerica	Class C	S&P	1 Month
	Capital	(with deferred	Comp	Deposit
	Class C	sales charge)	Index	Rate

31 December, 2004	US$ 22.84		1,211.92

	%	%	%	%

Quarter to December, 2004	12.26	11.26	9.22	0.50

Jan – December, 2004	(0.66)	(1.63)	10.90	1.36

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2004	2.83	2.83	3.57	1.41

5 years to December, 2004	2.18	2.18	(2.31)	2.95

Since inception*	6.20	6.20	3.07	3.54

* Inception was on 26th May, 1998 for Class B and Class C shares.

EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT

As a shareholder of the Fund, you can incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1st July, 2004 to 31st December, 2004.

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period.

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples of other funds in this report or elsewhere.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. If these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period*
		1st July 2004	31st Dec 2004	7/1/04-12/31/04

Class A	Actual	$1,000.00	$1,036.80	$9.42

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,015.89	9.32

Class B	Actual	$1,000.00	$1,033.40	$12.93

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,012.42	12.80

Class C	Actual	$1,000.00	$1,032.70	$13.39

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,011.97	13.25

*	Expenses are equal to the Fund’s annualized expense ratio of 1.84%, 2.53% and 2.62% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

THE COMMENT

US stock markets continued to improve in 2004 albeit at a much slower pace than in 2003. Measured by the S&P Composite Index, the Dow Jones Industrial and the NASDAQ indices, the market increased by 10.9%, 5.3% and 8.6% .

The Fund’s Class A NAV performance was very disappointing achieving a return of only 0.1% in the year ending 31st December, 2004 and underperforming its benchmark index, the S&P Composite Index by almost 11%.

Some of the best performing stocks last year were some of the worst performing this year, Neopharm, Freds and Dollar General. Retailers serving the poorest consumers were more affected by higher gasoline prices than we expected whilst Neopharm effectively lost an arbitration action against Pfizer which they were very confident of winning. The stock fell from over $20 to under $4, but following a management change recovered to $12.50 by the year end.

The drug stocks in general were particularly weak during the year and the Fund suffered from its relatively large exposure to the sector through its holdings of Merck and Pfizer.

While these substantial losses were offset to some extent by the very good performance of the energy stocks and other individual holdings, including Abraxas Petroleum and Burlington Resources, this was not enough to counteract the losses.

It is disappointing to have to report such unsatisfactory performance after the Fund had outperformed its benchmark every year since 1997, but for the 4th quarter of 2004 the Fund outperformed its benchmark by 3.25% ..

G A M E R I C A   C A P I T A L  F U N D  /   R E P O R T   T O   S H A R E H O L D E R S

GAMerica Capital Fund

STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 2004

		MARKET
		VALUE
HOLDINGS	DESCRIPTION	US$

EQUITIES – 98.4%
	AUTOMOBILES &
	COMPONENTS – 5.2%
148,800	Keystone Automotive Industries	3,459,600
5,312	LKQ	106,612

		3,566,212

	CAPITAL GOODS – 8.9%
*40,000	Gerber Scientific	304,400
*374,060	Power-One	3,336,615
*26,400	Titan	427,680
*40,000	Trex	2,097,600

		6,166,295

	CONSUMER DURABLES &
	APPAREL – 1.6%
*288,560	Foamex International	1,084,985

		1,084,985

	DIVERSIFIED FINANCIALS – 4.7%
32,000	Bear Stearns Companies	3,273,920

		3,273,920

	ENERGY – 6.9%
*600,000	Abraxas Petroleum	1,392,000
77,000	Burlington Resources	3,349,500

		4,741,500

	FOOD, BEVERAGE &
	TOBACCO – 4.1%
105,000	Delta & Pine Land	2,864,400

		2,864,400

	HEALTH CARE EQUIPMENT &
	SERVICES – 1.7%
7,208	Alcon	580,965
*797,759	Inflazyme Pharmaceuticals	145,891
*7,800	Sierra Health Services	429,858

		1,156,714

	INSURANCE – 20.6%
35,898	American International Group	2,357,422
44,000	Chubb	3,383,600
41,500	Infinity Property & Casualty	1,460,800
122,500	Scottish Re Group	3,172,750
50,000	XL Capital A	3,882,500

		14,257,072

	MEDIA – 0.1%
*40,000	Edgar Online	61,600

		61,600

	PHARMACEUTICALS &
	BIOTECHNOLOGY – 11.5%
68,000	Merck	2,185,520
*267,825	Neopharm	3,350,491
46,200	Pfizer	1,242,318
27,200	Wyeth	1,158,448

		7,936,777

	REAL ESTATE – 4.3%
*43,000	Education Management	1,419,430
57,000	Maguire Properties	1,565,220

		2,984,650

	RETAILING – 22.4%
36,000	Best Buy	2,139,120
*107,632	Conn’s	1,810,370
123,000	Dollar General	2,554,710
200,077	Fred’s A	3,481,340
185,000	United Auto Group	5,474,150

		15,459,690

	SEMICONDUCTORS &
	SEMICONDUCTOR EQUIPMENT – 0.8%
*20,000	Advanced Power Technology	154,800
*25,000	AMIS Holdings	413,000

		567,800

	SOFTWARE & SERVICES – 1.7%
*50,000	Retalix	1,093,000
*100,000	Serviceware Technologies	58,000

		1,151,000

	TELECOMMUNICATION
	SERVICES – 0.0%
*†#408	Globalstar Base Creditor	2,959
*†#396	Globalstar Series A	2,095
*†#49	Globalstar Total Release	355
*†#87,000	Worldcom	870
*†#3,480	Worldcom – MCI Group	35

		6,314

	TRANSPORTATION – 2.4%
*100,000	USA Truck	1,700,000

		1,700,000

	UTILITIES – 1.5%
62,537	Williams Companies	1,018,728

		1,018,728

Total Equities (Cost $51,896,029)		67,997,657

TIME DEPOSITS – 1.9%
	NASSAU – 1.9%
1,270,916	Citibank (Nassau)
	1.60%, 2005-01-03	1,270,916

Total Time Deposits (Cost $1,270,916)		1,270,916

Total Investments (Cost $53,166,945) – 100.3%		69,268,573
Liabilities in Excess of Other Assets – (0.3%)		(174,660)

Total Net Assets – 100.0%		69,093,913

*	Non-income producing security.
†	Illiquid security.
#	Fair valued security.

See notes to financial statements.

G A M E R I C A   C A P I T A L  F U N D  /   S T A T E M E N T   O F   I N V E S T M E N T S

GEOGRAPHIC ANALYSIS AS AT 31ST DECEMBER, 2004 (UNAUDITED)

INVESTMENT ANALYSIS AS AT 31ST DECEMBER, 2004 (UNAUDITED)

G A M E R I C A   C A P I T A L  F U N D  /   S T A T E M E N T   O F   I N V E S T M E N T S

GAM Gabelli Long/Short Fund

FUND MANAGEMENT

Mario J. Gabelli, CFA, is Chairman of Gabelli Asset Management, Inc., a mutual fund investment adviser and holding company for Gabelli Asset Management Company (GAMCO Investors, Inc.), a money management subsidiary; Gabelli Funds, LLC, a mutual fund investment advisor; Gabelli Fixed Income, LLC; and Gabelli & Company, Inc., a broker/dealer, investment research subsidiary. Mr Gabelli began his career in 1967 as an analyst with the investment banking firm of Loeb, Rhoades & Co. before joining research firm William D Witter in 1975. In 1977, he formed Gabelli & Company, Inc. Mr Gabelli is a member of the New York Society of Security Analysts, a graduate of Fordham University and received an MBA from Columbia University Graduate School of Business. He holds an Honorary Doctorate Degree from Roger Williams University.

The Fund’s investment objective is to seek long-term capital appreciation, generally through investment in equity securities of selected large, mid, and small-capitalization North American companies. Under normal conditions, the Fund will have both long and short positions in equity securities, primarily common stocks. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

REPORT TO SHAREHOLDERS (UNAUDITED)

THE FACTS – CLASS A SHARES

		GAM
		Gabelli
		Long/Short
	GAM	Class A (after			Average
	Gabelli	maximum	S&P		1 Month
	Long/Short	sales load	Comp		Deposit
	Class A	of 5.50%)	Index		Rate

31 December, 2004	US$ 9.12	US$ 9.65	1,211.92

	%	%	%		%

Quarter to December, 2004	10.41	4.34	9.22		0.50

Jan – December, 2004	10.28	4.21	10.90		1.36

AVERAGE ANNUAL TOTAL RETURNS:

2 years to December 2004	11.54	8.43	19.44	`	1.26

Since inception	(3.49)	(5.58)	6.98		1.35

Performance is calculated on a total return basis. Class A, B and C inception was on 29th May, 2002. Past performance is not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

G A M    G A B E L L I   L O N G / S H O R T   F U N D  /   F U N D   M A N A G E M E N T

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in Class A and a comparable index. The performance of Class A is shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sources used are the net asset value of the Fund which is computed daily, The Financial Times and Datastream.

The Standard and Poor’s Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The percentage change in the value of the index includes dividends reinvested.

AVERAGE ANNUAL TOTAL RETURN – CLASS A

ANNUAL PERFORMANCE – CLASS A

GAM Gabelli
Long/Short
Class A
		(after	Standard &
	GAM Gabelli	maximum	Poor’s
	Long/Short	sales load	Composite
	Class A	of 5.50%)	Index
Year	%	%	%

2003	12.82	6.62	28.64

2004	10.28	4.21	10.90

G A M    G A B E L L I   L O N G / S H O R T  F U N D  /   R E P O R T   T O   S H A R E H O L D E R S

GAM Gabelli Long/Short Fund

THE FACTS – CLASS B SHARES

		GAM
		Gabelli
	GAM	Long/Short		Average
	Gabelli	Class B (with	S&P	1 Month
	Long/Short	deferred	Comp	Deposit
	Class B	sales charge)	Index	Rate

31 December, 2004	US$ 9.05		1,211.92

	%	%	%	%

Quarter to December, 2004	10.10	5.10	9.22	0.50

Jan – December, 2004	9.56	4.56	10.90	1.36

AVERAGE ANNUAL TOTAL RETURNS:

2 years to December, 2004	11.19	9.38	19.44	1.26

Since inception*	(3.78)	(4.91)	6.98	1.35

THE FACTS – CLASS C SHARES

		GAM
		Gabelli
	GAM	Long/Short		Average
	Gabelli	Class C	S&P	1 Month
	Long/Short	(with deferred	Comp	Deposit
	Class C	sales charge)	Index	Rate

31 December, 2004	US$ 9.04		1,211.92

	%	%	%	%

Quarter to December, 2004	10.11	9.11	9.22	0.50

Jan – December, 2004	9.58	8.58	10.90	1.36

AVERAGE ANNUAL TOTAL RETURNS:

2 years to December, 2004	11.21	11.21	19.44	1.26

Since inception*	(3.82)	(3.82)	6.98	1.35

EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT

As a shareholder of the Fund, you can incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1st July, 2004 to 31st December, 2004.

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period.

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples of other funds in this report or elsewhere.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. If these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period*
		1st July 2004	31st Dec 2004	7/1/04-12/31/04

Class A	Actual	$1,000.00	$1,088.30	$14.38

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,011.36	13.85

Class B	Actual	$1,000.00	$1,085.10	$17.87

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,007.99	17.21

Class C	Actual	$1,000.00	$1,083.90	$18.23

	Hypothetical
	(Annualized 5%
	return before expenses)	1,000.00	1,007.64	17.56

*	Expenses are equal to the Fund’s annualized expense ratio of 2.74%, 3.41% and 3.48% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

THE COMMENT

The U.S. stock market finished 2004 with solid gains as many popular indices set new 2004 highs toward year-end. Stocks got off to a strong start in early 2004 as the U.S. economy, corporate profits and takeover activity all exceeded consensus expectations.

A firm finish for the market closed the first quarter on the plus side, even though price volatility spiked up sharply during mid March as uncertainty over the U.S. election, the Madrid terrorist attack, and record U.S. gasoline prices resulted in a brief period of profit taking. Prices consolidated through the end of June, closing the second quarter and first half with modest gains, as the process of discounting higher interest rates, inflation and surging oil prices took center stage. The threat of more terrorism was ever present.

U.S. stocks succumbed to record high oil prices, a less accommodative Fed, the economic ‘soft patch’ and election year jitters to end the September quarter with a negative return. On the plus side for the economy, the potential loss of fiscal stimulus was tempered by the five-year extension of President Bush’s middle-income tax cuts that were set to expire at year-end 2004.

During the last quarter, lower oil prices, anticipation of Microsoft’s December 2nd $32 billion special dividend, a resilient U.S. economy and the earnings and revenue tailwind for multinational corporations from a declining dollar all provided lift for stocks. The powerful stock market rally ignited by the reelection of President Bush on November 2nd extended through year-end as the December kick off surge in announced deals and falling oil prices locked in solid gains for the fourth quarter and 2004 as a whole.

For calendar year 2004, the GAM Gabelli Long/Short Class A NAV had a net return of 10.28% . The gross long exposure in the portfolio increased from 105% at year end 2003 to 119% at year end 2004, while the gross short exposure increased from (24)% to (41)% over the same period. For the year as a whole, the Fund had an average gross exposure of 132% and an average net exposure of 73%, with the gross long exposure averaging 102% and the gross short exposure averaging (20)%.

On a gross basis, the Fund’s top performing sectors were: Communications +6.04%, Consumer non-cyclical +3.22% and Industrial +2.02% . The bottom performing sectors were Consumer cyclical (1.92)%, Index Hedge (0.89)% and Energy +0.46% . The Index Hedge category consists of various stock market and sector index derivatives, which were used for hedging purposes to manage overall portfolio risk.

The Fund’s performance benefited from positions in CACI International Inc., Archer Daniels-Midland, Sprint FON Group, and Liberty Media Corp., while the following stocks had a negative impact on returns: Polaris Industries Inc., SPDR Trust Series 1, Black & Decker Corp., and Carnival Corp.

G A M    G A B E L L I   L O N G / S H O R T  F U N D  /   R E P O R T   T O   S H A R E H O L D E R S

STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 2004

		MARKET
		VALUE
HOLDINGS	DESCRIPTION	US$

BONDS – 0.1%
	MEDIA – 0.1%
30,000	Adelphia 10.25% , 2011-06-15	30,375

Total Bonds (Cost $32,740)		30,375

EQUITIES – 118.8%
	AUTOMOBILES &
	COMPONENTS – 2.3%
*10,000	CSK Auto	167,400
#45,000	Dana	779,850
5,000	Standard Motor Products	79,000

		1,026,250

	BANKS – 1.6%
2	Bank of America	94
1,700	Gold Banc	24,854
5,000	Mellon Financial	155,550
#6,000	PNC Financial Services	344,640
7,000	Waypoint Financial	198,450

		723,588

	CAPITAL GOODS – 15.0%
*15,000	Allegheny Energy	295,650
#4,000	BorgWarner	216,680
*27,300	Cavalier Homes	160,797
*30,000	Champion Enterprises	354,600
12,000	CNH Global	232,440
5,000	Coachmen Industries	86,800
12,000	Cooper Industries	814,680
#32,100	Curtiss-Wright B	1,805,946
2,000	Deere & Company	148,800
*7,000	Fairchild	25,830
*5,000	Flowserve	137,700
16,000	Genuine Parts	704,960
#16,000	Honeywell International	566,560
5,000	ITT Industries	422,250
3,000	Nobility Homes	69,900
3,000	Precision Castparts	197,040
10,000	Thomas Industries	399,200

		6,639,833

	COMMERICIAL SERVICES &
	SUPPLIES – 5.6%
#10,000	Sensient Technologies	239,900
75,000	Waste Management	2,245,500

		2,485,400

	CONSUMER DURABLES &
	APPAREL – 3.1%
8,000	Fedders	28,960
*13,000	Fleetwood Enterprises	174,980
*140,000	Gemstar-TV Guide International	828,800
*6,000	Palm Harbor Homes	101,280
6,000	Skyline	244,800

		1,378,820

	DIVERSIFIED FINANCIALS – 4.0%
#17,000	American Express	958,290
20,000	New York Community Bancorp	411,400
13,000	Riggs National	276,380
5,000	SWS Group	109,600

		1,755,670

	ENERGY – 1.1%
3,000	ExxonMobil	153,780
2,900	Kaneb Services	125,251
5,200	Patina Oil & Gas	195,000

		474,031

	FOOD & STAPLES RETAILING – 2.8%
8,000	Albertson’s	191,040
9,200	Dreyer’s Grand Ice Cream	739,956
3,000	Flowers Foods	94,740
*10,000	Hain Celestial Group	206,700

		1,232,436

	FOOD, BEVERAGE & TOBACCO – 7.8%
6,000	Allied Domecq ADR	239,460
#70,000	Archer-Daniels-Midland	1,561,700
4,000	Campbell Soup	119,560
10,000	Coca-Cola	416,300
5,000	Diageo ADR	289,400
2,500	Fomento Economico Mexicano	131,525
*4,700	Genesee	9,400
10,000	HJ Heinz	389,900
25,000	Swedish Match	288,740

		3,445,985

	HEALTH CARE EQUIPMENT &
	SERVICES – 6.0%
30,000	Baxter International	1,036,200
16,000	BioLase Technology	173,920
*5,000	Edwards Lifesciences	206,300
*4,600	Endocardial Solutions	53,820
3,000	Guidant	216,300
*2,500	Henry Schein	174,100
*2,500	Inamed	158,125
*5,000	Ocular Sciences	245,050
4,600	Select Medical	80,960
5,600	Sola International	154,224
*2,000	Zimmer Holdings	160,954

		2,659,953

	HOTELS, RESTAURANTS &
	LEISURE – 6.8%
*1,000	Argosy Gaming	46,700
*8,000	Kerzner International	480,400
3,500	Mandalay Resort Group	246,505
*#190,000	Metro Goldwyn Mayer	2,257,200

		3,030,805

	HOUSEHOLD & PERSONAL
	PRODUCTS – 1.5%
*11,300	Del Laboratories	392,675
#5,000	Procter & Gamble	275,400

		668,075

	INSURANCE – 2.8%
#9,000	American International Group	591,030
#15,000	Liberty	659,400

		1,250,430

	MATERIALS – 0.6%
1,500	International Steel Group	60,840
6,000	Material Science	107,940
*2,000	Sealed Air	106,540

		275,320

G A M   G A B E L L I   L O N G / S H O R T  F U N D  /   S T A T E M E N T   O F   I N V E S T M E N T S

GAM Gabelli Long/Short Fund

		MARKET
		VALUE
HOLDINGS	DESCRIPTION	US$

	MEDIA – 31.8%
*#60,000	Cablevision Systems	1,494,000
*16,000	Crown Media	137,600
*18,000	DIRECTV	301,320
*10,000	Echo Star Communications	332,400
*12,500	Fisher Communications	611,000
*#50,000	Fox Entertainment Group A	1,563,000
#35,000	Gray Television	542,500
*14,000	IAC/InterActiveCorp	386,680
*#170,014	Liberty Media A	2,572,247
*5,000	Lin TV A	95,500
42,000	News Corporation A	783,720
*10,000	PRIMEDIA	38,000
3,000	Pulitzer	194,550
35,000	Sinclair Broadcast Group	322,350
*#67,500	Time Warner	1,312,200
#22,000	Tribune	927,080
14,000	Viacom A	519,120
*36,000	Vivendi Universal ADR	1,154,520
20,000	Walt Disney	556,000
*#24,000	Young Broadcasting A	253,440

		14,097,227

	PHARMACEUTICALS &
	BIOTECHNOLOGY – 4.1%
20,000	Abbott Laboratories	933,000
#3,000	Eli Lilly	170,250
#27,000	Pfizer	726,030

		1,829,280

	REAL ESTATE – 0.4%
1,000	LNR Property	62,910
*20,000	Southern Energy Homes	93,000

		155,910

	RETAILING – 0.4%
*6,000	Maxtor	31,800
2,000	Neiman-Marcus Group B	133,600

		165,400

	SEMICONDUCTORS &
	SEMICONDUCTOR
	EQUIPMENT – 2.1%
*8,000	Monolithic System Technology	49,840
#32,000	Texas Instruments	787,840
4,500	Ultratech	84,825

		922,505

	SOFTWARE & SERVICES – 4.5%
*25,000	CACI International Class A	1,703,250
*15,000	MarketWatch	270,000

		1,973,250

	TECHNOLOGY HARDWARE &
	EQUIPMENT – 2.2%
*100,000	A D C Telecommunication	268,000
#15,000	Motorola	258,000
15,000	Thomas & Betts	461,250

		987,250

	TELECOMMUNICATION
	SERVICES – 7.7%
*10,000	AT&T Comcast	332,800
*20,000	Cincinnati Bell	83,000
15,000	Citizens Communications	206,850
4,100	Infonet Services	8,282
*3,075	Price Communications	57,164
*#60,000	Qwest Communications International	266,400
8,000	Rogers Wireless Communications B	364,800
15,000	SBC Communications	386,550
#35,000	Sprint	869,750
#4,000	Telephone & Data Systems	307,800
*12,000	US Cellular	537,120

		3,420,516

	TRANSPORTATION – 0.3%
2,800	Stelmar Shipping	133,588

		133,588

	UTILITIES – 4.3%
14,000	DPL	351,540
60,000	El Paso	624,000
*#10,000	El Paso Electric	189,400
2,000	Ionics	86,680
1,400	Unisource Energy	33,754
15,000	Veolia Environnement ADR	546,750
2,000	Watts Water Technologies A	64,480

		1,896,604

Total Equities (Cost $43,800,418)		52,628,126

PREFERRED SHARES – 0.1%
	DIVERSIFIED FINANCIALS – 0.1%
1,000	Fleetwood Capital 6% Pfd 2028-02-15	44,250

Total Preferred Shares (Cost $36,000)		44,250

TIME DEPOSITS – 0.2%
	GRAND CAYMAN – 0.2%
107,398	HSBC Bank
	1.60%, 2005-01-03	107,398

Total Time Deposits (Cost $107,398)		107,398

Total Investments (Cost $43,976,556) – 119.2%		52,810,149

SECURITIES SOLD SHORT – (40.7%)
	AUTOMOBILES &
	COMPONENTS – (6.9%)
(80,000)	Ford Motor	(1,171,200)
(20,000)	Harley Davidson	(1,215,000)
(10,000)	Polaris Industries	(680,200)

		(3,066,400)

	BANKS – (0.3%)
(6,169)	Sovereign Bancorp	(139,111)

		(139,111)

	CAPITAL GOODS – (4.5%)
(1,939)	Cooper Companies	(136,874)
(32,100)	Curtiss-Wright	(1,842,861)

		(1,979,735)

G A M    G A B E L L I   L O N G / S H O R T  F U N D  /   S T A T E M E N T   O F   I N V E S T M E N T S

		MARKET
		VALUE
HOLDINGS	DESCRIPTION	US$

	CONSUMER DURABLES &
	APPAREL – (5.5%)
(4,000)	Ethan Allen Interiors	(160,080)
(16,000)	La-Z-Boy	(245,920)
(30,000)	Tiffany & Company	(959,100)
*(35,000)	Zale	(1,045,450)

		(2,410,550)

	DIVERSIFIED FINANCIALS – (10.2%)
*(7,000)	iShares S&P SmallCap 600 Index	(1,138,970)
*(8,000)	Midcap SPDR Trust S&P 400	(968,000)
*(15,000)	Nasdaq 100 Index Tracking Stock	(598,650)
*(15,000)	S&P 500 Depositary Receipts (SPDR)	(1,813,050)

		(4,518,670)

	FOOD & STAPLES RETAILING – (1.8%)
*(25,000)	Cheesecake Factory	(811,750)

		(811,750)

	HOTELS, RESTAURANTS &
	LEISURE – (3.0%)
(5,000)	Carnival	(288,150)
(25,000)	McDonald’s	(801,500)
*(4,000)	Starbucks	(249,440)

		(1,339,090)

	MATERIALS – (0.5%)
*(16,000)	AK Steel Holding	(231,520)

		(231,520)

	MEDIA – (0.8%)
(14,000)	Rogers Communications B	(366,100)

		(366,100)

	RETAILING – (5.7%)
(6,000)	Black & Decker	(529,980)
(20,000)	Home Depot	(854,800)
*(20,000)	Kohls	(983,400)
(2,000)	Neiman-Marcus Group A	(143,080)

		(2,511,260)

	TELECOMMUNICATION
	SERVICES – (0.0%)
(400)	Verizon Communications	(16,204)

		(16,204)

	UTILITIES – (1.5%)
(8,000)	The Toro Company	(650,800)

		(650,800)

Total Securities Sold Short
(Proceeds – $16,651,671) – (40.7%)		(18,041,190)

Other Assets Less Liabilities – 21.5%		9,512,151

Total Net Assets – 100.0%		44,281,110

*	Non-income producing security.
#	Part or all of the security segregated as collateral for securities sold short.

Glossary: ADR – American Depositary Receipt See notes to financial statements.

GEOGRAPHIC ANALYSIS AS AT 31ST DECEMBER, 2004 (UNAUDITED)

INVESTMENT ANALYSIS AS AT 31ST DECEMBER, 2004 (UNAUDITED)

G A M    G A B E L L I   L O N G / S H O R T  F U N D  /   S T A T E M E N T   O F   I N V E S T M E N T S

Statements of Assets and Liabilities

as at 31st December, 2004

		GAM
	GAM	Pacific	GAM
	International	Basin	Europe

Assets (in US$)
Investments in securities at value	$125,160,489	$24,450,689	$34,431,625
Cash – Foreign currencies at value	1,418,138	1,504,820	430,994
Receivables:
Securities sold	416,123	–	93,737
Capital shares sold	296,270	199,890	–
Dividends, interest and other	343,994	21,106	100,023
Due from broker	–	–	–
Other assets	71,819	17,376	19,118

Total assets	127,706,833	26,193,881	35,075,497

Liabilities
Securities sold short, at value (proceeds $0; $0; $0; $0
$0; and $16,651,671)	–	–	–
Due to custodian	–	–	386,623
Payables:
Securities purchased	829,797	–	67,670
Capital shares redeemed	431,721	13,488	35,438
Dividends payable for securities sold short	–	–	–
Accrued management fee	301,034	48,285	81,777
Accrued distribution fee	39,615	7,077	9,466
Directors’ fees	3,625	3,625	3,625
Accrued expenses and other	303,010	107,354	126,284

Total liabilities	1,908,802	179,829	710,883

Net assets	$125,798,031	$26,014,052	$34,364,614

Source of net assets
Net capital paid in on shares of capital stock (Note 4)	$231,798,062	$42,598,345	$31,913,762
Accumulated net investment income/(loss)	(267,160)	(173,387)	–
Accumulated net realized gains/(losses)	(126,512,940)	(20,046,625)	(4,176,931)
Net unrealized appreciation/(depreciation)
investments and foreign currencies	20,780,069	3,635,719	6,627,783

Net assets	$125,798,031	$26,014,052	$34,364,614

Class A shares outstanding (shares authorized
in millions: 260, 60, 60, 55, 30 and 25)	5,640,892	2,240,889	2,489,234
Class A net assets	$110,520,645	$24,177,845	$32,424,370
Net asset value and redemption value per share (Note 4)	$19.59	$10.79	$13.03
Offering price per share (100/94.5 x net asset value per share
reduced in sales of $50,000 or more)	$20.73	$11.42	$13.79
Class B shares outstanding (shares authorized
in millions: 140, 40, 40, 40, 20 and 20)	535,036	103,912	124,927
Class B net assets	$10,391,622	$1,139,626	$1,551,937
Net asset value and offering price per share (Note 4)	$19.42	$10.97	$12.42
Class C shares outstanding (shares authorized
in millions: 75, 20, 20, 15, 15 and 10)	248,994	77,533	35,374
Class C net assets	$4,885,764	$696,581	$388,307
Net asset value and redemption value per share (Note 4)	$19.62	$8.98	$10.98

Identified cost of investments	$104,451,451	$20,839,616	$27,808,273
Identified cost of foreign currency	$1,391,232	$1,480,203	$433,318

† $18,553,492 segregated as collateral for securities sold short.
See notes to financial statements.

G A M    F U N D S   I N C  /   S T A T E M E N T S   O F   A S S E T S  A N D   L I A B I L I T I E S

GAM		GAM
American	GAMerica	Gabelli
Focus	Capital	Long/Short

$55,665,238	$69,268,573	$52,810,149 †
–	–	–

17,147,080	–	1,909,871
432,232	484,234	27,069
80,795	80,025	39,052
–	–	11,309,437 †
24,788	21,377	37,438

73,350,133	69,854,209	66,133,016

–	–	18,041,190
–	–	18

–	–	2,615,003
18,647,091	387,274	866,185
–	–	19,526
151,065	174,473	165,656
17,370	28,028	22,595
3,625	3,625	3,625
95,208	166,896	118,108

18,914,359	760,296	21,851,906

$54,435,774	$69,093,913	$44,281,110

$55,498,806	$52,518,613	$52,674,500
–	54,082	(2,087)
(2,553,627)	419,590	(15,835,549)

1,490,595	16,101,628	7,444,246

$54,435,774	$69,093,913	$44,281,110

3,509,486	2,211,973	2,756,879
$51,399,839	$52,535,808	$25,131,811
$14.65	$23.75	$9.12

$15.50	$25.13	$9.65

154,146	445,980	637,443
$2,157,893	$10,275,039	$5,769,708
$14.00	$23.04	$9.05

65,166	275,119	1,480,029
$878,042	$6,283,066	$13,379,591
$13.47	$22.84	$9.04

$54,174,643	$53,166,945	$43,976,556
–	–	$(17)

G A M    F U N D S   I N C  /   S T A T E M E N T S   O F   A S S E T S  A N D   L I A B I L I T I E S

Statements of Operations

for the year ended 31st December, 2004

		GAM
	GAM	Pacific	GAM
	International	Basin	Europe

Investment income (in US$)
Dividends (net of foreign taxes withheld of $327,123,
$21,815, $106,960, $0, $0 and $2,220)	$2,634,843	$392,207	$726,865
Interest	23,349	40,141	3,365

	2,658,192	432,348	730,230

Expenses
Investment advisory fee (Note 2)	1,169,669	189,327	281,426
Custodian fees and expenses	191,435	89,816	140,795
Transfer agent fees and expenses	328,399	57,749	41,093
Shareholder servicing fees – Class A	67,646	7,861	10,079
Shareholder servicing fees – Class B	4,098	221	127
Shareholder servicing fees – Class C	3,655	30	81
Shareholder servicing fees – Class D	1,000	14	–
Distribution fee – Class A (Note 2)	246,029	51,306	77,015
Distribution fee – Class B (Note 2)	98,906	12,341	14,154
Distribution fee – Class C (Note 2)	35,909	4,781	2,653
Distribution fee – Class D (Note 2)	13,470	994	–
Professional fees	69,264	49,824	57,010
Administrative expenses	140,529	48,731	48,825
Printing	165,410	10,630	5,647
Filing fees – Class A	19,327	18,455	16,550
Filing fees – Class B	1,250	883	793
Filing fees – Class C	8,365	7,906	7,780
Filing fees – Class D	4,268	3,909	–
Dividends on securities sold short	–	–	–
Directors’ fees	14,509	14,509	14,098
Other	27,761	15,751	16,339

Total operating expenses	2,610,899	585,038	734,465

Interest expense	10,802	–	221

Total expenses	2,621,701	585,038	734,686
Less: expenses waived and reimbursed (Notes 2)	–	96,475	–

Net expenses	2,621,701	488,563	734,686

Net investment income/(loss)	36,491	(56,215)	(4,456)

Realized and unrealized gain/(loss) on investments
and foreign currency
Net realized gain/(loss) from:
Investments	14,509,665	1,570,311	4,117,443
Written options	–	–	–
Securities sold short	–	–	–
Futures	–	–	3,935
Foreign currency transactions	(617,504)	(5,278)	(105,017)

	13,892,161	1,565,033	4,016,361

Net change in unrealized appreciation/(depreciation)
Investments	5,635,954	2,494,494	2,371,775
Securities sold short	–	–	–
Foreign currency translation of assets and
liabilities other than investments	(12,222)	(13,832)	(9,895)

	5,623,732	2,480,662	2,361,880

Net gain/(loss)	19,515,893	4,045,695	6,378,241

Net increase/(decrease) in net assets from operations	$19,552,384	$3,989,480	$6,373,785

†  Net of performance fee of $85,828.

See notes to financial statements.

G A M    F U N D S   I N C  /   S T A T E M E N T S   O F   O P E R A T I O N S

GAM		GAM
American	GAMerica	Gabelli
Focus	Capital	Long/Short

$1,020,390	$870,782	$689,164
6,326	43,020	26,343

1,026,716	913,802	715,507

581,009	924,745	593,445 †
26,301	30,531	70,087
46,488	138,661	77,480
24,076	43,425	4,350
413	1,871	–
651	1,278	–
–	–	–
153,019	192,695	63,662
27,283	125,963	65,787
16,511	91,093	134,230
–	–	–
48,000	55,469	59,078
77,732	112,353	69,401
9,787	69,956	26,227
17,027	15,992	10,943
879	1,810	1,999
8,142	8,968	8,775
–	–	–
–	–	167,276
14,510	14,509	14,497
20,661	25,279	16,437

1,072,489	1,854,598	1,383,674

556	–	817

1,073,045	1,854,598	1,384,491
–	–	–

1,073,045	1,854,598	1,384,491

(46,329)	(940,796)	(668,984)

6,229,544	8,821,411	5,475,399
(85,077)	–	(26,268)
–	–	(1,770,125)
–	–	–
–	–	(3,498)

6,144,467	8,821,411	3,675,508

1,490,595	16,101,629	2,534,790
–	–	(1,389,519)

(6,160,667)	(27,511,295)	14

(4,670,072)	(11,409,666)	1,145,285

1,474,395	(2,588,255)	4,820,793

$1,428,066	$(3,529,051)	$4,151,809

G A M    F U N D S   I N C  /   S T A T E M E N T S   O F   O P E R A T I O N S

Statements of Changes in Net Assets

	GAM International		GAM Pacific Basin		GAM Europe

	2004	2003	2004	2003	2004	2003

Year ended 31st December
Increase/(Decrease) in net assets from:
Operations
Net Investment income/(loss)	$36,491	$365,957	$(56,215)	$(42,561)	$(4,456)	$(65,289)
Net realized gain/(loss)	13,892,161	(6,966,655)	1,565,033	(123,592)	4,016,361	(1,116,121)
Net change in unrealized appreciation/
(depreciation)	5,623,732	39,465,043	2,480,662	3,105,214	2,361,880	6,996,388

Net increase/(decrease) in net assets
from operations	19,552,384	32,864,345	3,989,480	2,939,061	6,373,785	5,814,978

Dividends paid to shareholders from:
Net investment income
Class A	(19,315)	(958,577)	(322,047)	(266,161)	(4,199)	–
Class B	(1,831)	(37,083)	(7,817)	(9,889)	–	–
Class C	(854)	(9,783)	(1,234)	(5,265)	–	–
Class D	–	(47,203)	(618)	(2,728)	–	–
Net realized gain on investments
Class A	–	–	–	–	–	–
Class B	–	–	–	–	–	–
Class C	–	–	–	–	–	–
Capital share transactions (Note 4)	(19,157,855)	(40,475,755)	9,467,949	1,827,045	3,515,919	(1,007,184)
Redemption fee (Note 4)	10,285	15,092	3,827	8,853	2,056	3,161

Total increase/(decrease) in net assets	382,814	(8,648,964	13,129,540	4,490,916	9,887,561	4,810,955
Net assets
Beginning of year	125,415,217	134,064,181	12,884,512	8,393,596	24,477,053	19,666,098

End of year	$125,798,031	$125,415,217	$26,014,052	$12,884,512	$34,364,614	$24,477,053

Accumulated net investment
income/(loss) end of year	$(267,160)	$(442,129)	$(173,387)	$(166,187)	$—	$4,195

See notes to financial statements.

G A M    F U N D S   I N C  /   S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S

GAM American Focus		GAMerica Capital		GAM Gabelli Long/Short

2004	2003	2004	2003	2004	2003

$(46,329)	$208,328	$(940,796)	$(1,177,231)	$(668,984)	$(393,152)
6,144,467	2,815,058	8,821,411	(5,220,465)	3,675,508	1,295,049

(4,670,072)	9,222,269	(11,409,666)	37,560,977	1,145,285	4,300,449

1,428,066	12,245,655	(3,529,051)	31,163,281	4,151,809	5,202,346

(11,778)	(241,987)	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–

–	–	(1,364,614)	–	–	–
–	–	(279,163)	–	–	–
–	–	(174,651)	–	–	–
(7,201,538)	(7,110,073)	(37,807,945)	(13,343,527)	(1,362,905)	(4,598,222)
–	–	–	–	–	–

(5,785,250)	4,893,595	(43,155,424)	17,819,754	2,788,904	604,124

60,221,024	55,327,429	112,249,337	94,429,583	41,492,206	40,888,082

$54,435,774	$60,221,024	$69,093,913	$$112,249,337	$44,281,110	$41,492,206

$—	$11,685	$54,082	$(178,608)	$(2,087)	$(1,879)

G A M    F U N D S   I N C  /   S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S

Statement of Cash Flows

as at 31st December, 2004

GAM Gabelli
Long/Short Fund

Increase (decrease) in cash —
Cash flows from operating activities:
Net increase in net assets from operations	$4,151,809
Adjustments:
Purchases of portfolio investments	(185,690,969)
Sale of portfolio investments	196,349,792
Increase in collateral for securities sold short	(9,290,493)
Increase in dividends and interest receivable	37,998
Net realized gain on investment transactions,
written options, securities sold short and futures	(3,679,006)
Net realized loss on foreign currency transactions	3,498
Unrealized appreciation/depreciation of investments,
securities sold short and foreign currencies	(1,145,285)
Increase in dividends payable for securities sold short	(18,999)
Increase in accrued expenses	1,009

Net cash provided by operating activities	719,354

Cash flows from financing activities:
Proceeds from shares sold	14,641,499
Payment on shares redeemed	(15,365,706)

Net cash used in financing activities	(724,207)

Net decrease in cash	(4,853)

Cash:
Beginning of year	4,853

End of year	$(0)

Interest paid for the year ended	$38,286

See notes to financial statements.

G A M    F U N D S   I N C  /   S T A T E M E N T   O F   C A S H   F L O W S

Notes to Financial Statements

as at 31st December, 2004

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

GAM Funds, Inc. (the “Company”), is an open-end diversified investment company registered under the Investment Company Act of 1940 comprised of six portfolios: GAM International Fund, GAM Pacific Basin Fund, GAM Europe Fund, GAM American Focus Fund, GAMerica Capital Fund and GAM Gabelli Long/Short Fund (the “Funds”).

Each Fund seeks long-term capital appreciation by investing primarily in equity securities. GAM International Fund invests primarily in securities of companies in Europe, the Pacific Basin and Canada. GAM Pacific Basin Fund invests primarily in securities of companies in the Pacific Basin. GAM Europe Fund invests primarily in securities of companies in Europe. GAM American Focus Fund and GAMerica Capital Fund invests primarily in securities of companies in the United States. GAM Gabelli Long/Short Fund invests primarily in the stocks of selected large and mid-capitalization North American companies.

The Funds offer Class A, Class B and Class C shares. Class A and Class C shares currently are available for GAM International Fund, GAMerica Capital Fund and GAM Gabelli Long/Short Fund. Class A shares are sold with a front-end sales charge of up to 5.5% . Effective 1st January, 2003 Class B shares sales were suspended for new purchases. Prior to this date, Class B shares were sold with a contingent deferred sales charge, which declined from 5.0% to zero depending on the period of time the shares were held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Effective 29th December, 2004, Class C shares sales for GAM Pacific Basin Fund, GAM Europe Fund and GAM American Focus Fund were suspended for new purchases. Class C shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1.0% . The three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required by federal or state law. Class D shares for GAM International Fund and GAM Pacific Basin Fund were reorganized into Class A shares on 25th August, 2004 and 13th August, 2004, respectively. Each portfolio of the GAM Funds, Inc., with the exception of GAM American Focus, GAMerica Capital and GAM Gabelli Long/Short Fund, imposes a 1.00% redemption fee to be retained by the Fund, on Class A shares redeemed (including in connection with an exchange) 90 days or less from their date of purchase. Redemption fees are used to offset transaction costs and other expenses associated with short-term investing and are recorded by the Funds as a reduction of shares redeemed and as a credit to paid-in-capital. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF SECURITIES

Investment securities are stated at value based on the last sale price on the principal exchange on which the securities are traded, or, lacking any sales, at the last available bid price. Securities traded on NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded in the over-the-counter market are valued at the last sale price, or, lacking any sales, at the last available bid price. Short-term securities maturing in 60 days or less are valued on an amortized cost basis which approximates market value. Forward foreign currency contracts are valued at the forward rate and are marked to market daily. Other securities for which market quotations are not readily available are valued at fair value, as determined by or under the direction of the Board of Directors.

When determining fair value, the Funds’ advisers and management will consider certain factors including type of security; financial statements of the issuer; cost at date of purchase; size of holdings; and any information as to any transaction in the security including the acquisition price and the number of days since that transaction traded.

FOREIGN CURRENCY

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, forwards, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

G A M    F U N D S   I N C  /   N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

Notes to Financial Statements continued

FOREIGN CURRENCY CONTRACTS

Each Fund may enter into forward foreign currency exchange contracts primarily in order to hedge against foreign currency exchange rate risks on the non-US dollar denominated investment securities. These contracts are valued daily and the Funds’ equity therein, representing unrealized gain or loss on the contracts, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

FUTURES CONTRACTS

Initial margin deposits made with respect to futures contracts traded on domestic exchanges are maintained by the Funds’ custodian in segregated asset accounts. Initial margin deposits made upon entering into futures contracts traded on foreign exchanges are recognized as assets due from the broker (the Funds’ agent in acquiring the futures positions). These deposits are made by the Funds as a partial guarantee of their performance under the contract. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received daily on domestically traded futures as appreciation or depreciation in the value of these contracts. Realized gains or losses are recorded when a contract is closed.

FEDERAL INCOME TAXES

It is each Fund’s policy to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income taxes is required.

SECURITIES SOLD SHORT

GAM International, GAM Europe and GAM Gabelli Long/Short Funds may from time to time engage in short selling of securities. Short selling is an investment technique wherein the Fund sells a security it does not own. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund will incur a realized loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the position is closed out. The Fund will realize a gain if the security declines in price between those dates.

OPTION CONTRACTS

The Funds may purchase and write (sell) call and put options on securities, currencies and futures contracts for hedging and other purposes. Call and put options give the Funds the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining the realized gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency. The Funds may incur additional risk to the extent that the value of the underlying instrument does not correlate with the movement of the option value.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect the per share distribution between net investment income and realized and unrealized gain/(loss). The calculation of net investment income (loss) per share in the Financial Highlights excludes these adjustments. Undistributed net investment income/(loss) and accu-

G A M    F U N D S   I N C  /   N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

mulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

OTHER

Securities transactions are recorded on trade date. Realized gains and losses are reported on an identified cost basis. Interest is accrued on a daily basis. Dividend income and dividend expense are recorded on the ex-dividend date, except that certain dividends on foreign securities are recorded as soon as information is available to the Funds. Interest expense primarily relates to custodian bank overdraft charges incurred during the year. Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets or shareholder accounts of each Fund to the combined net assets or shareholder accounts of the Company. Other expenses are charged to each Fund on a specific identification basis. Realized and unrealized gains and losses and net investment income (loss) for each Fund, other than class specific expenses, are allocated daily to each class of shares within a Fund based upon the relative proportion of net assets of each class.

In the normal course of business the Funds’ Adminstrators and Investment Advisers may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

GAM International Management Limited (“GIML”), the Investment Adviser of GAM International Fund, GAM Pacific Basin Fund, GAM Europe Fund, GAMerica Capital Fund and GAM USA Inc. (“GAM USA”), the Investment Adviser for GAM Amer-ican Focus Fund, each receives a fee under agreements with the Company equivalent to 1.00% per annum of each Fund’s average daily net assets. On 4th October, 2002, the Funds’ Board of Directors approved the appointment of GAMCO Investors, Inc. (“GAMCO”) and GIML as Co-Investment Advisors to GAM Gabelli Long/Short Fund, pursuant to separate Investment Advisory Contracts between GAM Gabelli Long/Short Fund, and each Co-Investment Advisor, effective as of the opening of the New York Stock Exchange on 9th October, 2002. GAMCO is not affiliated with either GIML or GAM USA. For their services to GAM Gabelli Long/Short Fund, GAMCO and GIML (the “Co-Investment Advisors”) receive a fee comprised of two components, of which GAMCO receives two-thirds and GIML receives one-third. The first component is a base fee equal to 1.50%, annualized, of the Fund’s average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how GAM Gabelli Long/Short Fund has performed relative to the S&P 500 Composite Stock Price Index (the “S&P”), the Fund’s benchmark. The base fee is increased (or decreased) by a performance adjustment of 0.125% for each whole percentage point that the Fund’s investment performance is 3.00% better (or worse) than the performance of the S&P during the performance period, which is a rolling twelve-month period. The maximum performance adjustment upward or downward is 0.50% annualized. Depending on the performance of the Fund, during any twelve-month period, the two Co-Investment Advisors together may receive as much as a combined 2.00% or as little as a combined 1.00% in advisory fees. Prior to 9th October, 2002, GAM USA received the base fee described above for managing GAM Gabelli Long/Short Fund. During the twelve month period beginning 9th October, 2002, the effective date of the Investment Advisory Contracts for the Fund, the advisory fee was charged at the base fee of 1.50%, with no performance adjustment. For the year ended 31st December, 2004, the total performance adjustment was an $85,828 decrease to the base fee. In the event the total advisory fee for any monthly period is less than 1.20% annualized, GAMCO will receive 60%, and GIML will receive 40%, of such fee. For the year ended 31st December, 2004, GAM USA will reimburse the GAM Pacific Basin Fund when necessary so that total Fund expenses, including management fee, custody and administrative fees, as well as other expenses (excluding 12b-1 fees), will not exceed 2.20% of average net assets on an annualized basis through 31st December, 2004. GAM USA, however, may recapture such reimbursements through 31st December, 2005 if the actual expense ratio falls below 2.20% exclusive of the 12b-1 fee. Therefore, if the assets increase to a certain level, GAM USA will recapture such reimbursements through 31st December, 2005. At no time will GAM USA recapture reimbursements if immediately after such recapture the annualized expense ratio of the Fund is greater than 2.20% annualized exclusive of the 12b-1 fee. The amount subject to reimbursement was $96,475 at 31st December, 2004.

G A M    F U N D S   I N C  /   N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

Notes to Financial Statements continued

GAM Services, Inc. (“GAM Services”) acts as principal underwriter of the Funds. For the year ended 31st December, 2004 GAM Services retained front-end sales load charges of $14,846 and contingent deferred sales charges of $7,921 from the sale of Fund shares. Front end sales charges are waived for Class A purchases of $1 million or more, but are subject to contingent deferred sales charges of 1.00% for shares sold within 12 months of purchase.

Effective 9th October, 1996, the Funds adopted a Class A Distribution Plan pursuant to this rule which provides for payments by the Funds to GAM Services at the annual rate of up to 0.30% of each applicable Fund’s average net assets attributable to Class A shares. Effective 29th April, 1998, the Funds adopted a Class B and Class C Distribution Plan pursuant to this rule which provides for payments by the Funds to GAM Services at the annual rate of up to 1.00% of each applicable Fund’s average net assets attributable to Class B and Class C shares.

GIML, GAM USA and GAM Services are indirect wholly owned subsidiaries of UBS AG, a banking corporation organized under the laws of Switzerland. UBS AG is an internationally diversified organization with operations in many aspects of the financial services industry. Among UBS AG’s direct and indirect affiliates and related persons are various broker-dealers that include direct and indirect subsidiaries in the United States and various foreign broker-dealers. GAMCO is also affiliated with a broker-dealer, Gabelli & Company. As such, when buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Investment Advisers in accordance with procedures adopted by the Board of Directors. For the year ended 31st December, 2004, the Funds paid a total of $13,839 brokerage commissions to affiliated broker-dealers.

NOTE 3. DIRECTORS AND AUDIT COMMITTEE FEES

The Funds do not pay any compensation to their officers or to any interested directors, or to officers or employees of GIML, GAM USA, GAMCO, GAM Services or their affiliates. Each disinterested director is compensated by each Fund an annual amount as follows:

		GAM		GAM		GAM
	GAM	Pacific	GAM	American	GAMerica	Gabelli
	International	Basin	Europe	Focus	Capital	Long/Short

Annual Retainer	$4,479	$4,479	$4,479	$4,479	$4,479	$4,479
Meetings Fee	854	854	854	854	854	854

NOTE 4. CAPITAL STOCK

At 31st December, 2004, GAM Funds, Inc. had 1,550,000,000 shares of common stock, $0.001 par value authorized. For each of the six active funds shares were allocated as follows: 260,000,000, 140,000,000 and 75,000,000 shares, respectively, were allocated to each of Class A, Class B and Class C of GAM International; 60,000,000, 40,000,000 and 20,000,000 shares, respectively, were allocated to Class A, Class B and Class C of GAM Pacific Basin; 60,000,000, 40,000,000 and 20,000,000 shares, respectively, were allocated to Class A, Class B and Class C of GAM Europe; 55,000,000, 40,000,000 and 15,000,000 shares, respectively, were allocated to Class A, Class B and Class C of GAM American Focus; 30,000,000, 20,000,000 and 15,000,000 shares, respectively, were allocated to Class A, Class B and Class C of GAMerica Capital; while 25,000,000, 20,000,000, and 10,000,000 shares, respectively, were allocated to Class A, Class B and Class C of GAM Gabelli Long/Short Fund.

G A M    F U N D S   I N C  /   N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

Changes in each Fund’s capital stock are summarized as follows:

	Class A		Class B		Class C		Class D
	Shares	US$	Shares	US$	Shares	US$	Shares	US$

GAM International
Year ending 31st December, 2004
Shares sold	1,682,560	28,799,227	20,027	343,504	11,010	189,404	–	–
Redemption fees	–	10,285	–	–	–	–	–	–
Shares reinvested	832	15,812	71	1,335	30	565	–	–
Shares redeemed	(2,290,266)	(39,374,910)	(160,473)	(2,754,213)	(118,010)	(2,042,626)	(255,577)	(4,335,953)
Shares reorganized**	154,743	2,556,667	–	–	–	–	(157,095)	(2,556,667)

Net decrease	(452,131)	(7,992,919)	(140,375)	(2,409,374)	(106,970)	(1,852,657)	(412,672)	(6,892,620)

Year ending 31st December, 2003
Shares sold	1,472,273	19,098,494	387	6,047	13,360	161,433	2,977	46,376
Redemption fees	_	14,921	–	–	–	–	–	171
Shares reinvested	46,731	749,101	1,732	27,713	404	6,526	2,401	37,986
Shares redeemed	(3,980,230)	(53,721,714)	(205,022)	(2,761,889)	(158,521)	(2,137,400)	(145,315)	(1,988,428)

Net decrease	(2,461,226)	(33,859,198)	(202,903)	(2,728,129)	(144,757)	(1,969,441)	(139,937)	(1,903,895)

GAM Pacific Basin
Year ending 31st December, 2004
Shares sold	1,448,190	13,924,687	34,546	340,996	15,718	135,895	–	–
Redemption fees	–	3,634	–	–	–	–	–	193
Shares reinvested	27,797	285,409	679	6,962	124	952	66	669
Shares redeemed	(504,360)	(4,891,214)	(21,265)	(204,010)	(2,233)	(17,819)	(12,652)	(114,578)
Shares reorganized**	29,947	275,187	–	–	–	–	(32,067)	(275,187)

Net increase/(decrease)	1,001,574	9,597,703	13,960	143,948	13,609	119,028	(44,653)	(388,903)

Year ending 31st December, 2003
Shares sold	572,130	4,477,070	9,054	79,857	31,183	206,906	8,041	58,031
Redemption fees	–	8,660	–	–	–	–	–	193
Shares reinvested	23,709	210,299	697	6,306	554	4,078	278	2,311
Shares redeemed	(390,791)	(2,946,098)	(20,617)	(153,410)	(3,471)	(23,414)	(12,415)	(94,891)

Net increase/(decrease)	205,048	1,749,931	(10,866)	(67,247)	28,266	187,570	(4,096)	(34,356)

**	Class D shares for GAM International Fund were reorganized into Class A shares on 25th August, 2004. Based upon GAM International Fund Class D’s net assets of $2,556,667 and 157,095 shares outstanding on 25th August, 2004, the exchange resulted in a total subscription into Class A, at an NAV of $16.52, of 154,743 shares. Class D shares of GAM Pacific Basin Fund were reorganized into Class A shares on 13th August, 2004. Based upon GAM Pacific Basin Fund Class D’s net assets of $275,187 and 32,067 shares outstanding on 13th August, 2004, the exchange resulted in a total subscription into Class A, at an NAV of $9.19, of 29,947 shares. These reorganizations qualified as tax-free transactions under Section 1036 of the Internal Revenue Code.

G A M    F U N D S   I N C  /   N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

Notes to Financial Statements continued

	Class A		Class B		Class C
	Shares	US$	Shares	US$	Shares	US$

GAM Europe
Year ending 31st December, 2004
Shares sold	762,278	8,375,171	7,574	80,406	15,642	158,989
Redemption fees	–	2,056	–	–	–	–
Shares reinvested	351	3,712	–	–	–	–
Shares redeemed	(417,249)	(4,773,627)	(24,465)	(257,276)	(7,498)	(71,456)

Net increase/(decrease)	345,380	3,607,312	(16,891)	(176,870)	8,144	87,533

Year ending 31st December, 2003
Shares sold	603,157	4,966,791	–	–	3,587	28,756
Redemption fees	–	3,161	–	–	–	–
Shares reinvested	–	–	–	–	–	–
Shares redeemed	(671,025)	(5,529,581)	(48,776)	(397,345)	(9,969)	(75,805)

Net decrease	(67,868)	(559,629)	(48,776)	(397,345)	(6,382)	(47,049)

GAM American Focus
Year ending 31st December, 2004
Shares sold	2,038,101	29,293,417	11,919	163,441	2,242	30,042
Shares reinvested	751	10,231	–	–	–	–
Shares redeemed	(2,395,088)	(35,147,410)	(63,939)	(880,113)	(49,700)	(671,146)

Net decrease	(356,236)	(5,843,762)	(52,020)	(716,672)	(47,458)	(641,104)

Year ending 31st December, 2003
Shares sold	763,871	9,306,940	27,661	343,854	4,302	50,505
Shares reinvested	15,777	216,306	–	–	–	–
Shares redeemed	(1,242,809)	(15,380,911)	(59,218)	(695,264)	(81,034)	(951,503)

Net decrease	(463,161)	(5,857,665)	(31,557)	(351,410)	(76,732)	(900,998)

GAMerica Capital
Year ending 31st December, 2004
Shares sold	369,595	8,595,991	3,595	86,530	10,572	247,267
Shares reinvested	52,471	1,234,121	8,826	201,508	6,361	143,948
Shares redeemed	(1,769,899)	(39,895,328)	(175,847)	(3,863,148)	(208,342)	(4,558,834)

Net decrease	(1,347,833)	(30,065,216)	(163,426)	(3,575,110)	(191,409)	(4,167,619)

Year ending 31st December, 2003
Shares sold	562,161	11,847,331	18,228	394,062	54,713	1,134,941
Shares reinvested	–	–	–	–	–	–
Shares redeemed	(1,119,731)	(22,914,351)	(98,794)	(1,995,474)	(91,855)	(1,810,036)

Net decrease	(557,570)	(11,067,020)	(80,566)	(1,601,412)	(37,142)	(675,095)

GAM Gabelli Long/Short
Year ending 31st December, 2004
Shares sold	1,190,277	9,936,673	1,641	13,795	461,515	3,859,850
Shares reinvested	–	–	–	–	–	–
Shares redeemed	(1,064,554)	(8,972,704)	(241,481)	(2,022,462)	(494,432)	(4,178,057)
Shares converted	74,732	626,250	(75,000)	(626,250)	–	–

Net increase/(decrease)	200,455	1,590,219	(314,840)	(2,634,917)	(32,917)	(318,207)

Year ending 31st December, 2003
Shares sold	2,152,690	15,457,366	11,483	81,555	275,305	2,009,038
Shares reinvested	–	–	–	–	–	–
Shares redeemed	(1,298,180)	(9,616,303)	(513,855)	(3,739,952)	(1,194,017)	(8,789,926)

Net increase/(decrease)	854,510	5,841,063	(502,372)	(3,658,397)	(918,712)	(6,780,888)

G A M    F U N D S   I N C  /  N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

NOTE 5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds of sales of investment securities for the year ended 31st December, 2004 excluding short-term securities, were as follows:

		GAM		GAM		GAM
	GAM	Pacific	GAM	American	GAMerica	Gabelli
	International	Basin	Europe	Focus	Capital	Long/Short

In US$
Purchases	130,653,009	19,766,115	30,730,470	99,944,838	6,380,437	52,602,725
Sales	155,263,178	11,915,938	26,599,874	108,111,888	31,945,522	106,638,470

NOTE 6. INCOME TAXES

At 31st December, 2004 the aggregate gross unrealized appreciation and depreciation of securities, based on cost for federal income tax purposes, were as follows:

		GAM		GAM		GAM
	GAM	Pacific	GAM	American	GAMerica	Gabelli
	International	Basin	Europe	Focus	Capital	Long/Short

In US$
Appreciation	21,674,306	3,805,833	6,646,345	6,578,005	39,114,701	10,252,893
Depreciation	(1,773,259)	(986,767)	(380,317)	(6,174,382)	(22,958,991)	(2,259,771)

Net	19,901,047	2,819,066	6,266,028	403,623	16,155,710	7,993,122

Cost for Federal
Income Tax Purposes	105,259,442	21,631,623	28,165,597	55,261,615	53,112,863	44,817,027

At 31st December, 2004, the Funds had net unrealized appreciation and depreciation on securities sold short and foreign currency translation of assets and liabilities other than investments as follows:

		GAM		GAM		GAM
	GAM	Pacific	GAM	American	GAMerica	Gabelli
	International	Basin	Europe	Focus	Capital	Long/Short

In US$	71,031	24,646	4,431	–	–	(1,933,509)

At 31st December, 2004 the Funds had tax basis net capital losses as follows. These losses may be carried over to offset future capital gains through the expiration dates shown:

		GAM		GAM		GAM
	GAM	Pacific	GAM	American	GAMerica	Gabelli
	International	Basin	Europe	Focus	Capital	Long/Short

In US$
31st December, 2011	(11,930,676)	(495,715)	(1,747,159)	–	–	–
31st December, 2010	(24,689,511)	(2,205,673)	(2,072,448)	(1,466,655)	–	(14,450,916)
31st December, 2009	(77,711,005)	(2,962,154)
31st December, 2008
31st December, 2007	–	(483,512)	–	–	–	–
31st December, 2006	(11,640,917)	(13,608,894)	–	–	–	–

Total	(125,972,109)	(19,755,948)	(3,819,607)	(1,466,655)	–	(14,450,916)

At 31st December 2004, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to the components of the Funds’ net assets as follows:

	Accumulated	Accumulated
	Net Investment	Net Realized	Beneficial
Fund	Income/Loss	Gain/Loss	Interest

GAM International	160,478	72,130	(232,608)
GAM Pacific Basin	380,731	(380,729)	(2)
GAM Europe	4,460	105,018	(109,478)
GAM American Focus	46,422	1	(46,423)
GAMerica Capital	1,173,486	(161,395)	(1,012,091)
GAM Gabelli Long/Short	668,776	15,876	(684,652)

These differences are primarily due to tax treatment of foreign currency transactions, net operating losses, distributions in excess of net investment income and adjustment for disposition of passive foreign investment companies.

G A M    F U N D S   I N C  /    N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

Notes to Financial Statements continued

DISTRIBUTIONS TO SHAREHOLDERS

During the year ended 31st December, 2003, $241,987, $1,052,646 and $284,043 of distributions from ordinary income were paid from GAM American Focus Fund, GAM International Fund and GAM Pacific Basin Fund, respectively. During the year ended 31st December, 2004, $22,000, $331,716, $4,199 and $11,778 of distributions from ordinary income were paid from GAM International Fund, GAM Pacific Basin Fund, GAM Europe Fund and GAM American Focus Fund, respectively; and $1,818,428 of distributions from capital gain income were paid from GAMerica Capital Fund.

At 31st December, 2004, the other components of net assets (excluding paid in capital) on a tax basis were as follows:

Accumulated ordinary income for GAM Pacific Basin Fund was $327,943 and accumulated long-term capital gains for GAMerica Capital Fund was $419,590.

The differences in GAM International, GAM Pacific Basin, GAM Europe, GAM American Focus, GAMerica Capital, and GAM Gabelli Long/Short Funds between book and tax basis unrealized appreciation/(depreciation) was primarily attributable to wash sales, PFIC mark-to-market, settlements of short sales, constructive sale adjustments and adjustments on REIT income.

NOTE 7. FORWARDS, FUTURES, AND WRITTEN OPTIONS

Forwards: When entering a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed upon future date. At 31st December, 2004, the Funds had no outstanding forward contracts.

Futures: A futures contract obligates one party to sell and the other party to purchase a specific instrument for an agreed price on an agreed future date. At 31st December, 2004, the Funds had no outstanding futures contracts.

Written Options: Transactions in written options for the year ended 31st December, 2004 were as follows:

GAM AMERICAN FOCUS FUND	Number of	Premiums
	Contracts	Received

Options outstanding at 31st December, 2003	–	$–
Options written	480,000	249,504
Options expired	(480,000)	(249,504)

Options outstanding at 31st December, 2004	–	$–

GAM GABELLI LONG/SHORT FUND	Number of	Premiums
	Contracts	Received

Options outstanding at 31st December, 2003	–	$–
Options written	70,000	9,449
Options expired	(70,000)	(9,449)

Options outstanding at 31st December, 2004	–	$–

G A M    F U N D S   I N C  /    N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

NOTE 8. PORTFOLIO RISKS

FOREIGN INVESTMENTS

Investing in securities issued by companies whose principal business activities are outside the United States may involve sig-nificant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

FINANCIAL INSTRUMENTS

During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward foreign currency contracts, written options, and futures contracts. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of coun-terparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds’ involvement in such contracts. Forward foreign currency contracts and futures contracts are primarily used in an attempt to minimize the risk to the Funds in respect of its portfolio transactions. A risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised.

SECURITIES SOLD SHORT

Short sales by the Funds involve risk. If a Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities sold short with securities with a greater value than the amount received from the sale. As a result, losses from short sales may be unlimited, whereas losses from long positions can equal only the total amount invested.

NOTE 9. CHANGE IN THE FUNDS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In November 2004, the Board of Directors (the “Board”) of the Funds selected Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ended 31st December, 2004. At a regularly scheduled Board meeting held on 10th November, 2004, the Board of the Funds, elected to terminate the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as its independent registered public accounting firm. The decision to change accountants was approved by the Funds’ Audit Committee.

PricewaterhouseCoopers’ reports on the Funds’ financial statements for the two years ending 31st December, 2003 and 2002, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two years ending 31st December, 2003 and 2002 and through 10th November, 2004, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PricewaterhouseCoopers’ satisfaction, would have caused it to make reference thereto in their report on the financial statements. During the two years ending 31st December, 2003 and 2002 and through 10th November, 2004, there were no “reportable events” within the meaning of Item 304, paragraph (a)(1)(v), of Regulation S-K under the Securities Exchange Act of 1934.

NOTE 10. SUBSEQUENT EVENTS

On 14th December, 2004, the Board approved a plan of reorganization providing for the exchange of (i) Class B and Class C Shares for Class A Shares for each of the GAM Pacific Basin Fund and GAM Europe Fund and (ii) Class C Shares for Class A Shares of GAM American Focus Fund upon approval by the shareholders of the respective Funds.

G A M    F U N D S   I N C  /    N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

Notes to Financial Statements continued

NOTE 11. FINANCIAL HIGHLIGHTS

GAM INTERNATIONAL FUND

			CLASS A				CLASS B

	2004	2003	2002	2001	2000	2004	2003

Net asset value,
beginning of year	$16.65	$12.79	$15.11	$20.02	$32.16	$16.61	$12.77

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss) (a)	0.02	0.05	0.02	(0.03)	(0.23)	(0.09)	(0.04)
Net realized and unrealized gain/(loss) on investments	2.92	3.97	(2.35)	(4.88)	(7.07)	2.90	3.93

Total from investment operations	2.94	4.02	(2.33)	(4.91)	(7.30)	2.81	3.89

LESS DISTRIBUTIONS
Dividends from net investment income	– (d)	(0.16)	–	–	(2.82)	– (d)	(0.05)
Dividends in excess of net investment income	–	–	–	–	(2.02)	–	–
Distributions from net realized gains	–	–	–	–	–	–	–

Total distributions	–	(0.16)	–	–	(4.84)	–	(0.05)

Redemption fees (a)	–	–	0.01	–	–	–	–

Net asset value, end of year	$19.59	$16.65	$12.79	$15.11	$20.02	$19.42	$16.61

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	17.68%	31.44%	(15.35)%	(24.53)%	(22.74)%	16.94%	30.51%
RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$107.9	$101.4	$109	$190	$440	$10.4	$11.2
Ratio of expenses to average net assets	2.14%	2.38%	2.25%	2.01%	1.90%	2.82%	3.07%
Ratio of net investment income/(loss) to average net assets	0.12%	0.41%	0.17%	(0.16)%	(0.86)%	(0.53)%	(0.29)%
Portfolio turnover rate	114%	78%	55%	105%	180%	114%	78%

G A M    F U N D S   I N C  /   N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

				CLASS C							CLASS D

2002	2001	2000	2004	2003	2002	2001	2000	2004	(b)	2003	2002	2001	2000	1999

$15.21	$20.28	$32.31	$16.76	$12.88	$15.35	$20.47	$32.29	$16.44		$12.63	$15.00	$19.90	$31.96	$29.92

(0.07)	(0.14)	(0.38)	(0.07)	(0.05)	(0.08)	(0.14)	(0.40)	(0.04)		0.02	(0.03)	(0.06)	(0.25)	0.09
(2.37)	(4.93)	(7.09)	2.93	3.96	(2.39)	(4.98)	(7.08)	(0.13)		3.90	(2.34)	(4.84)	(7.02)	1.95

(2.44)	(5.07)	(7.47)	2.86	3.91	(2.47)	(5.12)	(7.48)	(0.17)		3.92	(2.37)	(4.90)	(7.27)	2.04

–	–	(2.71)	–(d)	(0.03)	–	–	(2.58)	–		(0.11)	–	–	(2.81)	–
–	–	(1.85)	–	–	–	–	(1.76)	–		–	–	–	(1.98)	–
–	–	–	–	–	–	–	–	–		–	–	–	–	–

–	–	(4.56)	–	(0.03)	–	–	(4.34)	–		(0.11)	–	–	(4.79)	–

–	–	–	–	–	–	–	–	–		–	–	–	–	–

$12.77	$15.21	$20.28	$19.62	$16.76	$12.88	$15.35	$20.47	$16.27		$16.44	$12.63	$15.00	$19.90	$31.96

(16.04)%	(25.00)%	(23.22)%	17.08%	30.34%	(16.09)%	(25.01)%	(23.25)%	(1.03)%		31.10%	(15.80)%	(24.62)%	(22.82)%	6.82%

$11	$18	$35	$4.9	$6.0	$7	$12	$28	$2.6		$6.8	$7	$13	$34	$101
2.94%	2.67%	2.51%	2.73%	3.18%	2.99%	2.71%	2.54%	2.64	%(c)	2.64%	2.63%	2.19%	2.01%	1.94%
(0.53)%	(0.83)%	(1.44)%	(0.42)%	(0.39)%	(0.57)%	(0.85)%	(1.48)%	(0.33	)%(c)	0.14%	(0.23)%	(0.38)%	(0.96)%	0.34%
55%	105%	180%	114%	78%	55%	105%	180%	73%		78%	55%	105%	180%	117%

(a) Net investment income (loss) and redemption fees per share has been determined based on the weighted average shares outstanding method.
(b) For the period from 1st January, 2004 to 25th August, 2004, when Class D merged with Class A.
(c) Annualized.
(d) Amount less than $0.005 per share.
(*) Total return calculated for a period of less than one year is not annualized.
† Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

G A M    F U N D S   I N C  /   N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

Notes to Financial Statements continued

GAM PACIFIC BASIN FUND

				CLASS A					CLASS B

	2004		2003	2002	2001	2000	2004		2003

Net asset value,
beginning of year	$9.04		$6.92	$7.90	$9.57	$14.17	$9.22		$7.07

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.02)		(0.01)	(0.12)	(0.11)	(0.06)	(0.11)		(0.12)
Net realized and unrealized gain/(loss) on investments	1.92		2.34	(0.86)	(1.56)	(3.19)	1.94		2.38

Total from investment operations	1.90		2.33	(0.98)	(1.67)	(3.25)	1.83		2.26

LESS DISTRIBUTIONS
Dividends from net investment income	(0.15)		(0.22)	–	–	(1.35)	(0.08)		(0.11)

Total distributions	(0.15)		(0.22)	–	–	(1.35)	(0.08)		(0.11)

Redemption fees (a)	–		0.01	–	–	–	–		–

Net asset value, end of year	$10.79		$9.04	$6.92	$7.90	$9.57	$10.97		$9.22

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	21.09%		33.83%	(12.41)%	(17.45)%	(23.21)%	19.85%		32.01%
RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$24.2		$11.2	$7.2	$8	$15	$1.1		$0.80
Ratio of expenses to average net assets	2.51	%(b)	3.07%	3.70%	3.37%	2.20%	3.41	%(b)	4.39%
Ratio of net investment loss to average net assets	(0.23)%		(0.19)%	(1.58)%	(1.26)%	(0.54)%	(1.10)%		(1.53)%
Portfolio turnover rate	68%		36%	38%	51%	51%	68%		36%

G A M    F U N D S   I N C  /   N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

					CLASS C							CLASS D

2002	2001	2000	2004		2003	2002	2001	2000	2004	(c)	2003	2002	2001	2000	1999

$8.21	$10.04	$14.89	$7.50		$5.87	$6.97	$8.70	$13.21	$8.47		$6.50	$7.60	$9.33	$13.95	$8.11

(0.26)	(0.21)	(0.17)	(0.07)		(0.19)	(0.38)	(0.33)	(0.21)	(0.03)		(0.16)	(0.28)	(0.22)	(0.14)	(0.16)
(0.88)	(1.62)	(3.33)	1.57		1.90	(0.72)	(1.40)	(2.95)	0.16		2.19	(0.82)	(1.51)	(3.13)	6.13

(1.14)	(1.83)	(3.50)	1.50		1.71	(1.10)	(1.73)	(3.16)	0.13		2.03	(1.10)	(1.73)	(3.27)	5.97

–	–	(1.35)	(0.02)		(0.08)	–	–	(1.35)	(0.02)		(0.06)	–	–	(1.35)	–

–	–	(1.35)	(0.02)		(0.08)	–	–	(1.35)	(0.02)		(0.06)	–	–	(1.35)	(0.13)

–	–	–	–		–	–	–	–	–		–	–	–	–	–

$7.07	$8.21	$10.04	$8.98		$7.50	$5.87	$6.97	$8.70	$8.58		$8.47	$6.50	$7.60	$9.33	$13.95

(13.89)%	(18.23)%	(23.80)%	20.04%		29.23%	(15.78)%	(19.89)%	(24.28)%	1.52%		31.23%	(14.47)%	(18.54)%	(23.75)%	73.71%

$0.70	$1	$3	$0.7		$0.50	$0.20	$0.31	$0.46	$0.3		$0.40	$0.30	$0.52	$1	$2
5.33%	4.40%	3.07%	3.12	%(b)	5.76%	7.69%	6.43%	3.65%	2.67	%(b)(d)	5.12%	5.94%	4.73%	2.95%	2.89%
(3.22)%	(2.33)%	(1.39)%	(0.86)%		(2.95)%	(5.58)%	(4.32)%	(2.00)%	(0.63	)%(d)	(2.25)%	(3.84)%	(2.62)%	(1.28)%	(1.55)%
38%	51%	51%	68%		36%	38%	51%	51%	48%		36%	38%	51%	51%	63%

(a) Net investment loss and redemption fees per share has been determined based on the weighted average shares outstanding method.
(b) After reimbursement by the Advisor. Had management not undertaken such action the annualized ratio of expenses to average net assets would have been 2.97%, 3.82%, 4.93% and 4.92% for Class A, B, C and D, respectively.
(c) For the period from 1st January, 2004 to 13th August, 2004, when Class D merged with Class A.
(d) Annualized.
(*) Total return calculated for a period of less than one year is not annualized.
† Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

G A M    F U N D S   I N C  /  N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

Notes to Financial Statements continued

GAM EUROPE FUND

			CLASS A

	2004	2003	2002	2001	2000

Net asset value,
beginning of year	$10.62	$8.10	$9.57	$12.18	$13.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss) (a)	0.01	(0.02)	(0.02)	(0.07)	(0.12)
Net realized and unrealized gain/(loss) on investments	2.40	2.54	(1.45)	(2.52)	0.67

Total from investment operations	2.41	2.52	(1.47)	(2.59)	0.55

LESS DISTRIBUTIONS
Dividends from net investment income	– (b)	–	–	–	–
Distributions from net realized gains	–	–	–	(0.02)	(1.45)

Total distributions	–	–	–	(0.02)	(1.45)

Net asset value, end of year	$13.03	$10.62	$8.10	$9.57	$12.18

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	22.71%	31.11%	(15.36)%	(21.29)%	4.61%
RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$32.4	$22.8	$18	$20	$24
Ratio of expenses to average net assets	2.54%	2.84%	2.58%	2.72%	2.49%
Ratio of net investment income/(loss) to average net assets	0.05%	(0.22)%	(0.21)%	(0.66)%	(0.86)%
Portfolio turnover rate	96%	94%	65%	92%	194%

G A M    F U N D S   I N C  /   N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

		CLASS B					CLASS C

2004	2003	2002	2001	2000	2004	2003	2002	2001	2000

$10.20	$7.86	$9.40	$12.06	$13.08	$9.32	$7.38	$9.00	$11.66	$12.77

(0.06)	(0.10)	(0.11)	(0.17)	(0.25)	(0.37)	(0.29)	(0.26)	(0.24)	(0.33)
2.28	2.44	(1.43)	(2.47)	0.68	2.03	2.23	(1.36)	(2.40)	0.67

2.22	2.34	(1.54)	(2.64)	0.43	1.66	1.94	(1.62)	(2.64)	0.34

–	–	–	–	–	–	–	–	–	–
–	–	–	(0.02)	(1.45)	–	–	–	(0.02)	(1.45)

–	–	–	(0.02)	(1.45)	–	–	–	(0.02)	(1.45)

$12.42	$10.20	$7.86	$9.40	$12.06	$10.98	$9.32	$7.38	$9.00	$11.66

21.76%	29.77%	(16.38)%	(21.91)%	3.68%	17.81%	26.29%	(18.00)%	(22.67)%	3.07%

$1.6	$1.4	$1.5	$3	$4	$0.4	$0.3	$0.2	$0.5	$1
3.21%	3.85%	3.68%	3.62%	3.39%	6.41%	6.61%	5.54%	4.44%	4.04%
(0.56)%	(1.19)%	(1.27)%	(1.64)%	(1.80)%	(3.88)%	(3.94)%	(3.05)%	(2.39)%	(2.48)%
96%	94%	65%	92%	194%	96%	94%	65%	92%	194%

(a) Net investment income (loss) per share has been determined based on the weighted average shares outstanding method.
(b) Amount less than $0.005 per share.
(*) Total return calculated for a period of less than one year is not annualized.
† Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

G A M    F U N D S   I N C  /  N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

Notes to Financial Statements continued

GAM AMERICAN FOCUS FUND

			CLASS A

	2004	2003	2002	2001 (a)	2000

Net asset value,
beginning of year	$14.44	$11.68	$15.01	$15.97	$18.30

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss) (b)	–	0.06	0.04	(0.07)	(0.10)
Net realized and unrealized gain/(loss) on investments	0.21	2.76	(3.36)	(0.88)	(0.16)

Total from investment operations	0.21	2.82	(3.32)	(0.95)	(0.26)

LESS DISTRIBUTIONS
Dividends from net investment income	– (c)	(0.06)	(0.01)	–	–
Distributions from net realized gains	–	–	–	(0.01)	(2.07)

Total distributions	–	(0.06)	(0.01)	(0.01)	(2.07)

Net asset value, end of year	$14.65	$14.44	$11.68	$15.01	$15.97

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	1.48%	24.19%	(22.10)%	(5.94)%	(1.46)%
RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$51.4	$55.8	$50	$47	$21
Ratio of expenses to average net assets	1.78%	1.77%	1.75%	2.11%	2.00%
Ratio of net investment income/(loss) to average net assets	(0.01)%	0.45%	0.28%	(0.52)%	(0.58)%
Portfolio turnover rate	175%	136%	239%	256%	12%

G A M    F U N D S   I N C  /   N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

		CLASS B					CLASS C

2004	2003	2002	2001(a)	2000	2004	2003	2002	2001(a)	2000

$13.90	$11.29	$14.65	$15.71	$18.19	$13.55	$11.03	$14.34	$15.41	$17.91

(0.11)	(0.05)	(0.10)	(0.21)	(0.25)	(0.26)	(0.08)	(0.11)	(0.23)	(0.25)
0.21	2.66	(3.26)	(0.84)	0.16	0.18	2.60	(3.20)	(0.83)	(0.18)

0.10	2.61	(3.36)	(1.05)	(0.41)	(0.08)	2.52	(3.31)	(1.06)	(0.43)

–	–	–	–	–	–	–	–	–	–
–	–		–	(2.07)	–		–	(0.01)	(2.07)

–	–	–	(0.01)	(2.07)	–	–	–	(0.01)	(2.07)

$14.00	$13.90	$11.29	$14.65	15.71	$13.47	$13.55	$11.03	$14.34	$15.41

0.72%	23.12%	(22.94)%	(6.67)%	(2.31)%	(0.59)%	22.85%	(23.08)%	(6.86)%	(2.47)%

$2.1	$2.9	$3	$4	$4	$0.9	$1.5	$2	$2	$3
2.52%	2.65%	2.76%	3.02%	2.86%	3.61%	2.93%	2.94%	3.17%	2.89%
(0.77)%	(0.43)%	(0.74)%	(1.44)%	(1.44)%	(1.90)%	(0.71)%	(0.91)%	(1.59)%	(1.46)%
175%	136%	239%	256%	12%	175%	136%	239%	256%	12%

(a) Effective 26th March, 2001 the Fund terminated its co-advisory agreement with Fayez Sarofim & Co. and GIML. GAM USA Inc.
was appointed and approved as the Fund’s sole investment advisor.
(b) Net investment income (loss) per share has been determined based on the weighted average shares outstanding method.
(c) Amount less than $0.005 per share.
(*) Total return calculated for a period of less than one year is not annualized.
† Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

G A M    F U N D S   I N C  /   N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

Notes to Financial Statements continued

GAMERICA CAPITAL FUND

			CLASS A

	2004	2003	2002	2001	2000

Net asset value,
beginning of year	$24.36	$17.85	$21.94	$22.49	$21.45

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss) (a)	(0.20)	(0.21)	(0.18)	0.03	0.06
Net realized and unrealized gain/(loss) on investments	0.22	6.72	(3.91)	(0.57)	1.35

Total from investment operations	0.02	6.51	(4.09)	(0.54)	1.41

LESS DISTRIBUTIONS
Distributions from net realized gains	(0.63)	–	–	(0.01)	(0.37)

Total distributions	(0.63)	–	–	(0.01)	(0.37)

Net asset value, end of year	$23.75	$24.36	$17.85	$21.94	$22.49

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	0.10%	36.47%	(18.64)%	(2.42)%	6.54%
RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$52.5	$86.7	$73	$98	$70
Ratio of expenses to average net assets	1.84%	1.88%	1.88%	1.84%	1.79%
Ratio of net investment income/(loss) to average net assets	(0.85)%	(1.00)%	(0.91)%	0.12%	0.25%
Portfolio turnover rate	8%	4%	1%	14%	20%

G A M    F U N D S   I N C  /   N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

		CLASS B					CLASS C

2004	2003	2002	2001	2000	2004	2003	2002	2001	2000

$23.81	$17.58	$21.75	$22.46	$21.54	$23.63	$17.45	$21.59	$22.30	$21.42

(0.35)	(0.34)	(0.32)	(0.13)	(0.10)	(0.37)	(0.35)	(0.32)	(0.12)	(0.10)
0.21	6.57	(3.85)	(0.57)	1.39	0.21	6.53	(3.82)	(0.58)	1.35

(0.14)	6.23	(4.17)	(0.70)	1.29	(0.16)	6.18	(4.14)	(0.70)	1.25

(0.63)	–	–	(0.01)	(0.37)	(0.63)	–	–	(0.01)	(0.37)

(0.63)	–	–	(0.01)	(0.37)	(0.63)	–	–	(0.01)	(0.37)

$23.04	$23.81	$17.58	$21.75	$22.46	$22.84	$23.63	$17.45	$21.59	$22.30

(0.57)%	35.44%	(19.17)%	(3.14)%	5.97%	(0.66)%	35.42%	(19.18)%	(3.17)%	5.81%

$10.2	$14.5	$12	$17	$14	$6.3	$11.0	$9	$14	$12
2.53%	2.58%	2.59%	2.54%	2.49%	2.62%	2.63%	2.60%	2.54%	2.48%
(1.53)%	(1.70)%	(1.61)%	(0.59)%	(0.44)%	(1.63)%	(1.75)%	(1.62)%	(0.57)%	(0.45)%
8%	4%	1%	14%	20%	8%	4%	1%	14%	20%

(a)	Net investment income (loss) per share has been determined based on the weighted average shares outstanding method.
(*)	Total return calculated for a period of less than one year is not annualized.
†	Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

G A M    F U N D S   I N C  /   N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

Notes to Financial Statements continued

GAM GABELLI LONG/SHORT FUND

		CLASS A					CLASS B					CLASS C

	2004	2003		2002(a)		2004	2003		2002(a)		2004	2003		2002(a)

Net asset value,
beginning of period	$8.27	$7.33		$10.00		$8.26	$7.32		$10.00		$8.25	$7.31		$10.00

INCOME FROM INVESTMENT
OPERATIONS
Net investment (loss) (c)	(0.10)	(0.08)		–		(0.16)	(0.06)		(0.03)		(0.16)	(0.06)		(0.03)
Net realized and unrealized
gain/(loss) on investments	0.95	1.02		(2.67)		0.95	1.00		(2.65)		0.95	1.00		(2.66)

Total from investment operations	0.85	0.94		(2.67)		0.79	0.94		(2.68)		0.79	0.94		(2.69)

Net asset value, end of period	$9.12	$8.27		$7.33		$9.05	$8.26		$7.32		$9.04	$8.25		$7.31

TOTAL RETURN
Total return for the period
without deduction of
sales load (*)†	10.28%	12.82%		(26.70)%		9.56%	12.84%		(26.80)%		9.58%	12.86%		(26.90)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$25.1	$21		$12		$5.8	$8		$11		$13.4	$12		$18
Ratio of expenses to average
net assets	2.74%	2.58	%(d)	2.28	%(b)(d)	3.41%	2.36	%(d)	2.82	%(b)(d)	3.48%	2.29	%(d)	2.80	%(b)(d)
Ratio of net investment loss to
average net assets	(1.15)%	(1.09)%		(0.08	)%(b)	(1.88)%	(0.85)%		(0.63	)%(b)	(1.89)%	(0.78)%		(0.6	1)%(b)
Portfolio turnover rate	101%	202%		623%		101%	202%		623%		101%	202%		623%

(a)	For the period from 29th May, 2002 (commencement of operations) to 31st December, 2002. Effective 9th October, 2002, the Fund terminated its advisory agreement with GAM USA and appointed GAM International Management Ltd. and GAMCO Investors, Inc. as the Fund’s Co-Investment Advisors.
(b)	Annualized.
(c)	Net investment loss per share has been determined based on the weighted average shares outstanding method.
(d)	After reimbursement by Co-Investment Advisors. Had management not undertaken such action the annualized ratio of expenses to average net assets would have been 3.35%, 4.13% and 4.09%; and 3.28%, 4.01% and 3.97% for Class A, B and C, for 2002 and 2003, respectively.
(*)	Total return calculated for a period of less than one year is not annualized.
†	Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

G A M    F U N D S   I N C  /  N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of GAM Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of GAM Funds, Inc. (comprising, respectively, GAM International Fund, GAM Pacific Basin Fund, GAM Europe Fund, GAM American Focus Fund, GAMerica Capital Fund and GAM Gabelli Long/Short Fund) (the “Funds”), as of December 31, 2004, and the related statements of operations, the statements of changes in net assets, statement of cash flows and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2003 for the Funds, the financial highlights for each of the years in the period ended December 31, 2003 for GAM International Fund, GAM Pacific Basin Fund, GAM Europe Fund, GAM American Focus Fund and GAMerica Capital Fund, and the financial highlights for the period May 29, 2002 (commencement of operations) to December 31, 2002 and the year ended December 31, 2003 for GAM Gabelli Long/Short Fund were audited by other auditors whose report dated February 17, 2004 expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us, present fairly, in all material respects, the financial position of GAM Funds, Inc. at December 31, 2004, and the results of their operations, the changes in their net assets, their cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York February 14, 2005

G A M    F U N D S   I N C  /   R E P O R T   O F   I N D E P E N D E N T  R E G I S T E R E D   P U B L I C   A C C O U N T I N G   F I R M

Additional Information (unaudited)

FEDERAL TAX INFORMATION

Of the distribution made by the GAM American Focus Fund in August 2004, 100% will qualify for the dividends received deduction available to corporate shareholders.

The Funds hereby designate the following approximate amounts as capital gain distributions for the purpose of the dividends paid deduction:

GAMerica Capital	$1,818,428

In January 2005, the Funds reported on Form 1099 the tax status of all distributions made during calendar year 2004.

Under Section 854(b)(2) of the Internal Revenue Code, GAM Pacific Basin, GAM American Focus, GAM Europe and GAM International funds designate $288,915, $11,778, $4,199 and $22,000, respectively, of ordinary income dividends paid as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended 31st December, 2004.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Certain dividends paid by the funds during the calendar year 2004 may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The amounts which represent income derived from sources within, and taxes paid to foreign countries or possessions of the United States are as follows:

	Foreign	Foreign
	Source	Tax Credit
FUND	Income	Total

GAM International	$2,908,630	$311,615
GAM Pacific Basin	412,920	21,150
GAM Europe	826,622	102,649

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds will file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-426-4685.

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

You may obtain a description of the Funds’ proxy voting policies and procedures, and their proxy voting record without charge, upon request by contacting the Funds directly at 1-800-426-4685, online on the Fund’s Web site: www.gam.com, or on the EDGAR Database on the SEC’s website (http://www.sec.gov).

G A M    F U N D S   I N C  /   A D D I T I O N A L   I N F O R M A T I O N

Supplemental Proxy Information (unaudited)

The Company had a special meeting of shareholders on 19th July, 2004. The following are descriptions of the matters presented to shareholders for approval and the results of the votings.

1. To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of GAM Global Fund.

Outstanding
Shares	For	Against	Abstain

327,893	143,102	10,235	16,256

2. To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of GAM Japan Capital Fund.

Outstanding
Shares	For	Against	Abstain

253,513	102,309	20,468	6,821

3. To approve a Plan of Reorganization providing for the exchange of Class D shares for Class A shares of GAM International Fund.

Outstanding
Shares	For	Against	Abstain

181,810	90,726	2,233	2,881

4. To approve a Plan of Reorganization providing for the exchange of Class D shares for Class A shares of GAM Pacific Basin Fund.

Outstanding
Shares	For	Against	Abstain

32,000	12,969	3,793	0

G A M    F U N D S   I N C  /   S U P P L E M E N T A L   P R O X Y   I N F O R M A T I O N

Directors’ Information (unaudited)

Number of
Portfolios in
				Fund Complex	Other Directorships
	Position(s)	Term of Office		Overseen by	Held by Director
	Held with	and Length of	Principal Occupation(s)	Director as at 31st	as at 31st
Name, Address and Age	Fund	Time Served	During Past 5 Years	December, 2004	December, 2004

Dr Burkhard Poschadel (58)*	Chairman	2000 – Present	Group Chief Executive	GAM Funds,	GAM Avalon
Chairman and Director	and	(5 years)	Officer – GAM Limited,	Inc. – 6 Funds	Funds – 4 Funds
12 St. James's Place	Director		March 2000 to Present
London SWlA 1NX			(Investment
England			Management); Head of
Human Resources – UBS
Private Banking, 1998-
2000 (Private Banking);
Global Head of Research
and Portfolio Management
(Private Banking),
1994-1997

George W. Landau (84)	Director	1994 – Present	Senior Advisor, Latin	GAM Funds,	GAM Avalon
Director		(11 years)	America, The Coca-Cola	Inc. – 6 Funds	Funds – 4 Funds
2601 South Bayshore Drive			Company, Atlanta, GA,		Credit Suisse Asset
Suite 1109			1988 to Present.		Management Funds
Coconut Grove, FL 33133			President, Council of		(CSAM) – 5 Funds
Advisors, Latin America,
Guardian Industries,
Auburn Hills, MI, 1993 to
Present. Director, Emigrant
Savings Bank, New York,
NY, 1987 to Present.

Robert J. McGuire (68)	Director	1998 – Present	Attorney/Consultant,	GAM Funds,	GAM Avalon
Director		(7 years)	Morvillo, Abramowitz,	Inc. – 6 Funds	Funds – 4 Funds
1085 Park Avenue			Grand, Iason & Silberberg,		Credit Suisse Asset
New York, NY 10128			P.C., 1998 to Present.		Management Funds
			Director, Emigrant Savings		(CSAM) – 1 Fund;
			Bank, 1999 to Present.		Director, Mutual of
			President/Chief Operating		America Investment
			Officer, Kroll Associates,		Corp.; Director,
			1989-1997. Director		Trump Hotels and
			(since 1984) and		Casino Resorts
President (since 1997),
Police Athletic League.
Director, Volunteers of
Legal Services, 1995 to
Present. Director Office of
the Appellate Defender,
1995 to Present. Trustee,
Iona College, 1996 to
Present.

Roland Weiser (74)	Director	1988 to Present	Chairman, Intervista	GAM Funds,	GAM Avalon
Director		(17 years)	Business Consulting, 1984	Inc. – 6 Funds	Funds – 4 Funds
86 Beekman Road			to Present. Trustee and
Summit, NJ 07901			Treasurer, New Jersey
Center for Visual Arts,
1999 to Present.

*	Dr Poschadel is an Interested Director of GAM Funds, Inc. as he is the Group Chief Executive Officer of the ultimate parent of GAM Internation- al Management Ltd. and Global Asset
Management (USA) Inc.

G A M    F U N D S   I N C  /  D I R E C T O R S '   I N F O R M A T I O N

Officers’ Information (unaudited)

	Position(s)	Term of Office
	Held with	and Length of	Principal Occupation(s)
Name, Address and Age	Fund	Time Served	During Past 5 Years

Kevin J. Blanchfield (49)	Vice President	1993 to Present	Managing Director—Chief Operating Officer and Treasurer, GAM USA+,
GAM USA Inc.	and Treasurer		GAM Investments Inc.+ and GAM Services Inc.++, 1993 to present.
135 East 57th Street			Vice President and Treasurer, GAM Avalon Funds+, 2000 to Present;
New York, NY 10022			Senior Vice President, Finance and Administration, Lazard Freres &
Co., Inc., 1991-1993.

Kenneth A. Dursht (42)	Secretary and	Since 2004	General Counsel and Corporate Secretary, GAM USA+, GAM
GAM USA Inc.	General		Investments Inc.+, and GAM Services Inc.++, 2004 to Present;
135 East 57th Street	Counsel		Secretary and General Counsel, the funds comprising the GAM Avalon
New York, NY 10022			Funds+, 2004 to Present; Attorney, Skadden, Arps, Slate, Meagher &
Flom LLP, 1998 to 2004

Michael J. Bessel (42)	Chief	Since 2002	Associate General Counsel, Assistant Secretary and Chief Compliance
GAM USA Inc.	Compliance		Officer, GAM USA+, GAM Investments Inc.+, and GAM Services
135 East 57th Street	Officer and		Inc.++, 2002 to present; Assistant Secretary, the funds comprising the
New York, NY 10022	Assistant		GAM Avalon Funds+, 2002 to Present; Vice President, Compliance
	Secretary		Officer, Black Rock Financial Management Inc., 1999 to 2002; Vice
President, Compliance Officer, Refco Securities, Inc., 1997 to 1999

Teresa B. Riggin (45)	Assistant	1994 to Present	Senior Vice President—Administration, GAM USA+,
GAM USA Inc.	Secretary		GAM Investments Inc.+ and GAM Services Inc.++, 1994 to present.
135 East 57th Street			Assistant Secretary, GAM Avalon Funds+, 2000 to Present.
New York, NY 10022

Maura E. McCarthy (35)	Assistant	Since 2004	Assistant Treasurer, GAM USA+, 2000 to Present; Assistant Treasurer,
GAM USA Inc.	Treasurer		the funds comprising the GAM Avalon Funds+ 2004 to Present;
135 East 57th Street			Manager, Prudential Insurance Company, 1998 to 2000; Assistant
New York, NY 10022			Secretary, Sorema NA Holding Inc., 1991 to 1998

Ying Tung (35)	Assistant	Since 2004	Assistant Treasurer, GAM USA+, 1999 to Present; Assistant Treasurer,
GAM USA Inc.	Treasurer		the funds comprising the GAM Avalon Funds+ 2004 to Present;
135 East 57th Street			Assistant Treasurer, Salomon Smith Barney, 1995 to 1999; Auditor,
New York, NY 10022			Ernst & Young LLP, 1991 to 1995

Theodore J. Bondria (36)	Assistant	2004 to Present	Vice President—Fund Administration, Brown Brothers Harriman & Co.,
Brown Brothers Harriman &	Treasurer		Inc., 1995 to present. Sr. Client Account Manager, Investor’s Bank &
Co.			Trust, 1994 to 1995.
40 Water Street
Boston, MA 02109

  + Affiliated Company of GAM Funds, Inc.
++ Principal Underwriter of GAM Funds, Inc.

G A M    F U N D S   I N C  /   O F F I C E R S '   I N F O R M A T I O N

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Board of Directors

DR. BURKHARD POSCHADEL	ADDRESS OF THE COMPANY
President	135 East 57th Street
Chief Executive Officer	New York, NY 10022
GAM Limited	Tel: (212) 407–4600
1–800–426–4685 (toll free)
GEORGE W. LANDAU	Fax: (212) 407–4684
Senior Adviser
Latin America Group	REGISTRAR AND TRANSFER AGENT
The Coca-Cola Company,	GAM Funds, Inc.
Atlanta, GA	c/o BFDS
P.O. Box 8264
ROLAND WEISER	Boston, MA 02266-8264
President
Intervista	The Funds’ Statement of Additional
Summit, NJ	Information (SAI) includes additional
information about Fund directors
ROBERT J. MCGUIRE, ESQ.	and is available, without charge,
Attorney/Consultant,	upon request, by calling the toll-free
Morvillo, Abramowitz, Grand,	number 1-800-426-4685.
Iason & Silberberg, P.C.,
New York, NY

Copies of this report may be obtained from the
Fund, from the Transfer Agent or from:

IN THE UNITED KINGDOM
(FOR AUTHORIZED PERSONS ONLY);
GAM London Limited, a member of IMRO,
12 St. James’s Place, London SW1A 1NX, UK
Tel: 44–207–493–9990 Fax: 44–207–493–0715
Tlx: 296099 GAMUK G

ON INTERNET;
Information on GAM’s SEC–
registered funds –www.gam.com
Email enquiries on GAM – usinfo@gam.com

GAM–SEC–ANN 2005

ITEM 2. CODE OF ETHICS.

(a) As of December 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officers.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Pursuant to Item 10(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that it does not have an audit committee financial expert serving on the audit committee. The Board of Directors has determined that although no one member meets the definition of audit committee financial expert, the experience provided by each member of the audit committee together offer adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. (a) Audit Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $233,500 and $231,000 for 2004 and 2003, respectively.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $18,000 and $18,000 for 2004 and 2003, respectively. The services for these fees paid were for performing Agreed Upon Procedures regarding the GAM Program Master Agreement dated May 22, 1998.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $40,500 and $65,000 for 2004 and 2003, respectively. These services consisted of review or preparation of tax returns.

(d) All Other Fees

There were no other fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of Item 4. (e) (1) Audit Committee Pre-Approval Policies and Procedures The registrant’s audit committee is directly responsible for approving the services to be provided by the principal accountant and has established policies and procedures for pre-approval of all audit and permissible non-audit services provided by the principal accountant to the registrant, as well as non-audit related services to Service Affiliates when the engagement relates directly to the operations and financial reporting of the registrant. Certain approvals are conditioned upon various factors. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence. Generally, pre-approvals pursuant to this policy are considered annually during a formal meeting of the audit committee.

     (2) None of the services provided to the registrant described in paragraphs (b) through (d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees

The aggregate fees billed in each of the last two fiscal years for non-audit services rendered to the registrant, and rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $27,000 and $69,000 for 2004 and 2003, respectively.

(h) The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant’s Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s most recently ended fiscal half year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officer. (see attached Ex-99.CODE.ETH)

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of principal executive officer and principal financial officer. (see attached Exhibit 99.CERT)

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of principal executive officer and principal financial officier. (see attached Exhibit 99.906CERT)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAM Funds, Inc.

By	/s/ Burkhard Poschadel, Director and President

Date	March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Burkhard Poschadel, Director and President

Date	March 8, 2005

By	/s/ Kevin J. Blanchfield, Vice President and Treasurer

Date	March 8, 2005